EXHIBIT 8.1

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
UNITED STATES
141 Hawaii, LLC	Delaware
141 Worldwide Boomerang Inc	Delaware
24/7 Real Media US, Inc	Delaware
24/7 Real Media, Inc.	Delaware
A. Eicoff & Company, Inc.	Delaware
AAD:Fitch, Inc.	Arizona
Absolute Color LLC	Delaware
Advertising Ventures Inc.	Delaware
Avenue Grey Inc	Delaware
Avon Group, Inc	Connecticut
Baker, Winokur, Ryder, Inc.	California
Barleycorn LLC	Delaware
Bates Advertising USA, Inc.	New York
BATES WORLDWIDE (DELAWARE), INC.	Delaware
Bates Worldwide, Inc	Delaware
Berlin, Cameron & Partners, Inc.	Delaware
BGNY Direct, LLC	Delaware
Blast Radius, Inc	Delaware
Blue Interactive Marketing Inc.	Delaware
Blue Sky Green LLC	Delaware
BrandEdge Inc.	Delaware
Bridge Worldwide LLC	Delaware
BSB Club Bar, Inc.	New York
Burson-Marsteller, LLC	Delaware
Capital IV LLC	Delaware
Center Partners, Inc.	Delaware
Cheskin	California
Cole & Weber, Inc.	Oregon
Commodore Thompson Music, Inc.	Delaware
Commonhealth LLC	Delaware
Compas, Inc.	New Jersey
Compete, Inc.	Delaware
Competitive Media Reporting, Inc	Delaware
Competitive Media Reporting, LLC	Delaware
Cordiant Finance, Inc.	Delaware
Cordiant US Holdings, Inc	Delaware
Crescendo Productions Inc.	New York
Current Medical Directions, LLC	Delaware
Cygnet Holdings Inc	Delaware
Cymfony, Inc	Delaware
Datacore Marketing, LLC	Delaware
Dewey Square Group, LLC	Delaware
Direct.com LLC	Delaware
Drummer Associates, Inc.	California
DynamicLogic, Inc	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Elemental Interactive Design & Development Inc.	Georgia
Enfatico LLC	Delaware
Extension 11, Inc.	California
Eyepatch LA Inc.	California
Eyepatch Productions, Inc.	New York
Finsbury US LLC	Delaware
Fitch Inc.	Ohio
Food Group, Inc	New York
Fortelligent LLC	Delaware
FOVA Inc.	Delaware
Future Vision Media LLC	Michigan
FYI Worldwide, LLC	Connecticut
G2 Refinery LLC	Delaware
G2 Worldwide Inc.	New York
Global Strategies Holding Inc	Delaware
Global Strategies International, LLC	Connecticut
Go Direct LLC	Delaware
Good Neighbor Foundation Inc.	New York
Grey Direct Services Inc.	Delaware
Grey Global Atlanta Inc.	Delaware
Grey Global Group Inc.	Delaware
Grey Healthcare Group Inc.	New York
Grey HOC 1 LLC	Delaware
Grey HOC 2 LLC	Delaware
Grey IFC 2 LLC	Delaware
Grey IFC LLC	Delaware
Grey India Inc.	Delaware
Grey Maryland LLC	Delaware
Grey Ventures Inc.	Delaware
Grey Worldwide Inc.	Delaware
Grey Worldwide Los Angeles Inc.	Delaware
Group M Movie Entertainment Holdings Inc.	Delaware
Group M Movie Entertainment, Inc.	Delaware
Group M Worldwide, Inc.	Delaware
GWE Inc.	New York
HeadlightVision LLC	Delaware
HealthAnswers Education, LLC	Delaware
Healthworld Corporation	Delaware
Healthworld International Holdings, Inc.	Delaware
Hill & Knowlton/Samcor LLC	Delaware
Hill and Knowlton, Inc.	Delaware
HLS Holding LLC (DEL)	Delaware
Hurd Studios Inc.	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Icodia Inc	California
icon International Inc	Delaware
IdeaScope Associates, Inc.	Massachusetts
IEG, LLC	Delaware
Imaginet LLC	Minnesota
Indetec International LLC	Delaware
Innovative Customer Solutions LLC	Delaware
Insight Medical Communications Inc.	Delaware
International Meetings & Science Inc.	Delaware
J. Walter Thompson Company	Delaware
J. Walter Thompson Company Caribbean	Delaware
J. Walter Thompson Company Peruana	Delaware
J. Walter Thompson Far Eastern Company	Delaware
J. Walter Thompson U.S.A., Inc.	Delaware
J. Walter Thompson Venture Company, Limited	Delaware
JWT—Music, Inc.	Delaware
JWT Facilities LLC	Delaware
JWT Holdings, Inc.	Delaware
JWT SO5 LLC	Delaware
JWT Specialized Communications, Inc.	California
JWTWO Productions LLC	Delaware
Kantar Health Inc.	Delaware
Kantar Media Research, Inc.	Delaware
Kantar Retail America, Inc.	Delaware
Kantar Retail LLC	Delaware
Kazaam! Inc	New York
KBM Illinois LLC	Delaware
KMR Holdings Inc.	Delaware
KnowledgeBase Marketing Inc.	Delaware
Landis Strategy & Innovation, LLC	Florida
Landor Associates International Ltd.	California
Landor Ohio LLC	Delaware
Landor, LLC	Delaware
Leopard Communications Inc.	Colorado
Level 2 Post LLC	Delaware
Lighthouse Global Network, Inc.	Delaware
Lightspeed Online Research Inc.	Delaware
Lightspeed Online Research LLC	Delaware
LiveWorld-WPP, L.L.C.	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Local Marketing Corporation	Ohio
Love Bug Productions LLC	Delaware
M 80 Services, Inc.	California
Malone Advertising, Inc	Delaware
Marketing and Planning Systems LLC	Delaware
Mather Productions, LLC	Delaware
Maxus Communications LLC	Delaware
Maxx Marketing Inc	Nevada
ME Scholar LLC	Delaware
Media Innovation Group, LLC	Delaware
Mediacom Worldwide Inc.	Delaware
Mediaedge:cia, LLC	Delaware
Millward Brown, Inc.	Illinois
Mindshare Days Productions, LLC	Delaware
Mindshare Entertainment USA, LLC	Delaware
Mindshare USA, LLC	New York
MJM Creative Services, Inc.	New York
mOne Worldwide LLC	Delaware
Morton Goldberg Associates, Inc.	Delaware
MosaicaMD, Inc.	Delaware
MRB Group, Inc.	New York
MRC Holdco, Inc	Delaware
MSB, Inc.	Delaware
Nectar Acquisition Corp.	Delaware
neo@Ogilvy LLC	Delaware
NFO Asia-Pacific, Inc	Delaware
NFO Europe, Inc	Delaware
NFO International, Inc	Delaware
NFO Prism LLC	Delaware
O&M After-Hours Club, Inc.	New York
Ogilvy & Mather Venture Company, Limited	Delaware
Ogilvy & Mather Worldwide, Inc.	New York
Ogilvy Healthworld, Inc	New York
Ogilvy Public Relations Worldwide Inc.	Delaware
OgilvyAction LLC	Delaware
OgilvyOne, LLC	Delaware
Osprey Communications Inc	Connecticut
Outrider North America LLC	Delaware
Owl Group Holdings, Inc.	Delaware
Pace Communications Group, Inc.	New York
Peclers Paris North America, Inc.	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware
PERQ/HCI, LLC	Delaware
Phase Five Communications Inc.	Delaware
Piranha Kid LLC	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
PKG Media Inc.	Delaware
Planetactive LLC	Delaware
Plog Research, LLC	Delaware
PNR & Associates, Inc	Pennsylvania
Preferred Professionals Inc.	New York
Prime Policy Group, LLC	Delaware
Promotion Mechanics, Inc.	Delaware
Public Relations & International Sports Marketing, Inc.	Delaware
Public Strategies, Inc	Texas
Quinn Gillespie & Associates LLC	Delaware
Rasor Communications Inc	Delaware
Rasor Holdings Inc.	Delaware
Red Magasin Inc	Delaware
RedWorks, Inc.	Delaware
Reese Communications Companies, Inc.	District Of Columbia
Regian & Wilson Inc.	Texas
Research International USA Incorporated	Illinois
Retail Forward, Inc	Ohio
Ring Retail LLC	Delaware
RJC Inc.	Delaware
Robinson Lerer & Montgomery, LLC	Delaware
Roman Brandgroup LLC	Delaware
S&S MCC and MCC. Inc.	New York
Schematic Inc	California
Schematic Latin America, LLC	Delaware
SCPF America LLC	Delaware
SCPF Miami LLC	Delaware
Sentinel Productions Limited	New York
Shire Health International Inc.	Delaware
SoHo Medcomm, Inc.	New York
Soho Square Public Relations Inc	New York
Soho Square, Inc.	Delaware
Sorensen Associates LLC	Oregon
Spafax Airline Network, Inc.	Delaware
Strategic Information Management, Inc.	Indiana
Studio 466 Inc.	New York
Studio 58 Inc.	Delaware
Studiocom.com Inc	Georgia
Sudler & Hennessey, LLC	Delaware
Summit Grey Inc.	New York
Symmetrical Holdings Inc	Florida
Taylor Nelson Sofres Holdings, Inc	Delaware
TeamDetroit Stat LLC	Delaware
TeamDetroit, Inc.	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Ted Bates Worldwide Inc	New York
Tempus Group North America Holdings LLC	Delaware
The Brand Union Company, Inc.	New York
The Focus Network Inc	New York
The GCI Group LLC	Delaware
The Geppetto Group LLC	Delaware
The Harvard Group Inc	New York
The Leonhardt Group Inc.	Washington
The Leverage Group Inc	New York
The Midas Exchange Inc	Delaware
The Ogilvy Group, Inc.	New York
The Partners (Brand Consultants) LLC	Delaware
The Reality Shop Inc.	Delaware
The Tape Center Inc.	Delaware
The Winona Group Inc	Minnesota
TLG Print Services, Inc	Washington
TNS (USA) Corp.	Delaware
TNS Custom Research, Inc	Pennsylvania
TNS Ireland LLC	Delaware
TNS Media Research, LLC	Delaware
TNS North America, Inc	Delaware
TNS-Nectar, Inc	Delaware
Triple Seven Concepts Inc.	Delaware
Umagination Labs, L.P.	Delaware
VF Holding I Inc.	Delaware
VML, Inc.	Missouri
Vogel Farina LLC	Delaware
WPP Deliver LLC	Delaware
WPP Dotcom Holdings (Eight) LLC	Delaware
WPP Dotcom Holdings (Eighteen) LLC	Delaware
WPP Dotcom Holdings (Eleven) LLC	Delaware
WPP Dotcom Holdings (Fifteen) LLC	Delaware
WPP Dotcom Holdings (Five) LLC	Delaware
WPP Dotcom Holdings (Four) LLC	Delaware
WPP Dotcom Holdings (Fourteen) LLC	Delaware
WPP Dotcom Holdings (Nine) LLC	Delaware
WPP Dotcom Holdings (Nineteen) LLC	Delaware
WPP Dotcom Holdings (One) LLC	Delaware
WPP Dotcom Holdings (Seven) LLC	Delaware
WPP Dotcom Holdings (Seventeen) LLC	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Dotcom Holdings (Six) LLC	Delaware
WPP Dotcom Holdings (Sixteen) LLC	Delaware
WPP Dotcom Holdings (Ten) LLC	Delaware
WPP Dotcom Holdings (Thirteen) LLC	Delaware
WPP Dotcom Holdings (Three) LLC	Delaware
WPP Dotcom Holdings (Twelve) LLC	Delaware
WPP Dotcom Holdings (Twenty One) LLC	Delaware
WPP Dotcom Holdings (Twenty Three) LLC	Delaware
WPP Dotcom Holdings (Twenty Two) LLC	Delaware
WPP Dotcom Holdings (Twenty) LLC	Delaware
WPP Dotcom Holdings (Two) LLC	Delaware
WPP Finance Square LLC	Delaware
WPP Global Technology Services LLC	Delaware
WPP Group Holdings Corp.	Delaware
WPP Group Management Inc.	Delaware
WPP Group MTV III Holding LLC	Delaware
WPP Group U.S. Finance Corp.	Delaware
WPP Group US Investments, Inc.	Delaware
WPP Group USA, Inc	Delaware
WPP Luxembourg Square LLC	Delaware
WPP Properties	Delaware
WPP Team Chemistry LLC	Delaware
WPP TNS US Holdings, Inc.	Delaware
WPP US Holdings Inc	Delaware
WPP/MIG Holdings, LLC	Delaware
WPPIH 2001, Inc	Delaware
Wunderman Media LLC	Delaware
Wunderman Worldwide, LLC	Nevada
Y & R Asia Holdings Inc.	Delaware
Y & R Latin American Holding Co.	Delaware
Y&R Far East Holdings Inc.	Delaware
Y&R Partner Three LLC	Delaware
Y&R Properties Holdings One LLC	Delaware
Y&R SNC Holdings-II, L.L.C.	Delaware
Yankelovich Holdings Inc.	Delaware
Yankelovich Partners LLC	Delaware
York Merger Square 2004 LLC	Delaware
York Merger Square 2009 Corp.	Delaware
Young & Rubicam Inc	Delaware

Non-US
J Walter Thompson (Algeria) SARL	Algeria
Taylor Nelson Sofres S.a.r.l.	Algeria

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
141 Bonta S.A.	Argentina
Action Line de Argentina S.A.	Argentina
AHDL S.A.	Argentina
Burson-Marsteller S.A.	Argentina
Great Spot! Films S.A.	Argentina
Grey Argentina S.A.	Argentina
Grey Interactive S.A.	Argentina
Hill & Knowlton de Argentina S.A.	Argentina
Información y Decisión Consultores, S.A.	Argentina
J Walter Thompson Argentina S.A.	Argentina
JWT S.A.	Argentina
LatinPanel Argentina S.A.	Argentina
Mediacom Argentina S.A.	Argentina
MindShare Argentina S.A.	Argentina
Multigap S.A.	Argentina
Ogilvy & Mather Argentina S.A.	Argentina
Red Cell S.A.	Argentina
Santo Buenos Aires S.A.	Argentina
SMA S.A.	Argentina
Sur Contact Center S.A.	Argentina
The Mediaedge S.A.	Argentina
Thompson Connect Worldwide S.A.	Argentina
TNS Gallup Argentina SA	Argentina
Wunderman Cato Johnson S.A.	Argentina
Y&R Inversiones Publicitarias S.A.	Argentina
Young & Rubicam S.A.	Argentina
20:20 Brand Action Pty Limited	Australia
24/7 Real Media Pty Ltd	Australia
ABKP Ideaworks Pty Ltd	Australia
Added Value Australia Pty Limited	Australia
Adult Search Solutions Pty Limited	Australia
Alliance Australia Pty Ltd	Australia
Babela Pty Ltd	Australia
Beyond Interactive Pty Ltd	Australia
Burson-Marsteller Pty Ltd	Australia
Candle Lit Films Pty Ltd	Australia
Carl Byoir & Associates Australia Pty. Limited	Australia
CAW Marketing Pty. Ltd.	Australia
Chameleon Digital Systems Pty Ltd	Australia
Collins Thomas Cullen Pty Ltd	Australia
Corplite Pty Ltd	Australia
Daipro Pty. Ltd.	Australia
Dialog Marketing Communications Pty Ltd	Australia
ENFATICO PTY LTD	Australia
eSaratoga Lab Pty Ltd	Australia
EWA Heidelberg Pty Ltd	Australia

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Expanded Media Holdings Pty Limited	Australia
Expanded Media Investments Pty Limited	Australia
Financial & Management Services (Australia) Pty Ltd	Australia
Fudge Group Pty Ltd	Australia
G2 Graffiti Pty Ltd	Australia
GCI Group Australia Pty Ltd.	Australia
George Patterson Partners Pty Limited	Australia
George Patterson Y&R Pty Limited	Australia
Glendinning Management Consultants Australia Pty Ltd	Australia
Grey Australia New Zealand Pty. Ltd.	Australia
Grey Canberra Pty Ltd	Australia
Grey Global Group Australia Pty. Ltd.	Australia
Grey Healthcare Pty. Ltd.	Australia
Grey Healthcare Unit Trust	Australia
Grey Services Unit Trust	Australia
Grey Worldwide Pty. Ltd.	Australia
Group Employee Services Pty Limited	Australia
GroupM Communications Pty Ltd	Australia
Hill and Knowlton Australia Pty. Limited	Australia
HKC Australia Pty Ltd	Australia
Howorth Communications Pty Ltd	Australia
i2i Communications Pty Ltd	Australia
Ideaworks (Holdings) Pty Ltd	Australia
Ideaworks Collateral Services Pty Limited	Australia
Ideaworks Design Pty Ltd	Australia
Ideaworks Environmental Design Pty Ltd	Australia
Ideaworks Media Pty Ltd	Australia
Ideaworks Recruitment Pty. Limited	Australia
Interface Advertising Pty Ltd	Australia
ITX Corporation Pty Ltd	Australia
J Walter Thompson Australia Pty Ltd	Australia
JWT Specialised Communications Pty Limited	Australia
Landor Associates Pty Limited	Australia
Lightspeed Research Australia Pty Limited	Australia
M Media Group Pty Ltd	Australia
Marketing Communications Holdings Australia Pty Ltd	Australia

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Maxx Marketing Pty Ltd	Australia
Mediacom Australia Pty Limited	Australia
Mediacompete Digital Pty Ltd	Australia
Mediacompete Pty Ltd	Australia
Mediaedge:cia Pty Ltd	Australia
Millward Brown Pty Ltd	Australia
Mindshare Pty Ltd	Australia
Motivator Media Pty Ltd	Australia
Ogilvy Healthworld Pty Limited	Australia
Ogilvy PR Health Pty Ltd	Australia
Ogilvy Public Relations Worldwide Pty Limited	Australia
Outrider Australia Pty Ltd	Australia
Phase V Pty Ltd.	Australia
Power Panels Pty Ltd	Australia
PR Dynamics Australia Pty Limited	Australia
Premier Automotive Advertising Pty Ltd	Australia
PRISM Team Australia Pty Ltd	Australia
Professional Change And Development Pty Limited	Australia
Professional Public Relations Pty Ltd	Australia
Pulse Communications Pty Ltd	Australia
Research International Australia Pty Ltd	Australia
Salespoint Pty Ltd	Australia
Sudler & Hennessey Australia Pty Ltd	Australia
Taylor Nelson Sofres Asia Pacific Pty Ltd	Australia
Taylor Nelson Sofres Australia Proprietary Limited	Australia
The Added Value Group (Aust.) Pty Ltd	Australia
The Campaign Palace Melbourne Unit Trust	Australia
The Campaign Palace Pty Limited	Australia
The Campaign Palace Sydney Unit Trust	Australia
The Communications Group Holdings Pty Ltd	Australia
The Initiatives Group	Australia
WhizzbangArt Pty. Ltd.	Australia
WPP Holdings (Australia) Pty Ltd	Australia
Wunderman Pty Limited	Australia
Young & Rubicam Brands Holding Pty Ltd	Australia
Young & Rubicam Brands Pty Limited	Australia

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Young & Rubicam Group Pty Limited	Australia
Young & Rubicam Pty Limited	Australia
“MediaCom” Agentur fur Media Beratung, Planug—Forschung und Einkauf Gesellschaft m.b.H.	Austria
141 Austria Werbeagentur GmbH	Austria
aha puttner red cell Werbeagentur GmbH	Austria
DavidO Werbeagentur GmbH	Austria
Engage CEE GmbH	Austria
GroupM Holding GmbH	Austria
International Facilities Holding GmbH	Austria
JWT Wien Werbeangentur Gesellschaft mbH	Austria
Maxus Media Communications GmbH	Austria
Mediaedge:cia GmbH	Austria
MindShare GmbH & Co KG	Austria
Ogilvy & Mather CIS Media Services GmbH	Austria
Ogilvy & Mather Gesellschaft m.b.H.	Austria
Ogilvy & Mather Media Services GmbH	Austria
Ogilvy & Mather Media Services GmbH & Co KG	Austria
OgilvyInteractive worldwide Multimedia Beratung GmbH	Austria
OgilvyOne worldwide Werbeagentur und Marketingberatung GmbH	Austria
Red Cell Werbeagentur Gesellschaft mbH	Austria
Redworks GmbH	Austria
RMG: Connect Marketing Gesellschaft mbH	Austria
Wunderman Direct Marketing Agentur GmbH	Austria
Young & Rubicam Vienna GmbH	Austria
AMRB MENA W.L.L.	Bahrain
Gulf Hill & Knowlton WLL	Bahrain
Intermarkets Bahrain S.P.C.	Bahrain
J Walter Thompson—Bahrain WLL	Bahrain
J Walter Thompson Middle East and North Africa E.C.	Bahrain
TNS Middle East & Africa WLL (Bahrain)	Bahrain
Grey Advertising (Bangladesh) Ltd.	Bangladesh
Ogilvy & Mather Communications Private Limited	Bangladesh

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Software People Bangladesh Limited	Bangladesh
Behigh SA	Belgium
Burson-Marsteller SA	Belgium
Dimarso	Belgium
Dorland & Grey SA	Belgium
EOS Gallup Europe S.C.R.L,	Belgium
Friday Communications SA	Belgium
GroupM Belgium SA/NV	Belgium
Hill & Knowlton International Belgium SA	Belgium
J Walter Thompson SA	Belgium
Kinetic Belgium SA	Belgium
LDV United NV	Belgium
Ludon SA	Belgium
Media+ SA	Belgium
Mediaedge:cia Belgium SA	Belgium
Mindshare + SA	Belgium
NID	Belgium
Ogilvy & Mather SA	Belgium
Ogilvy Public Relations Worldwide SA	Belgium
Ogilvy Shared Services SA	Belgium
OgilvyOne Worldwide SA	Belgium
Redworks S.A.	Belgium
Research International SA	Belgium
Sobemap Marketing	Belgium
Sudler & Hennessey Belgium SA	Belgium
Tagora SA	Belgium
These Days NV	Belgium
WPP Algani SNC	Belgium
WPP Group Services SNC	Belgium
Wunderman NV	Belgium
Young & Rubicam Belgium SPRL	Belgium
Marketing Services Risk Surety Ltd	Bermuda
J.Walter Thompson Bolivia S.A.	Bolivia
LatinPanel Perú S.A. (Bolivian Branch)	Bolivia
141 SoHo Square Comunicação Ltda	Brazil
Ação Produções Gráficas e Electrônicas Ltda	Brazil
Action Line Telemarketing do Brasil Ltda	Brazil
Bates Latin America Holdings Ltda	Brazil
Bates Propaganda e Produções Ltda	Brazil

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Burson Marsteller Ltda	Brazil
CBBA Propaganda Ltda	Brazil
DataSearch Comunicação Ltda	Brazil
DCSNET SA	Brazil
Energia Brasil Propaganda Ltda	Brazil
Energia, Y&R Communicações de Varejo Ltda	Brazil
Energy Marketing & Communição Ltda	Brazil
G2.Grey Comunicação e Marketing Ltda	Brazil
Goldfarb Consultants Brasil Ltda	Brazil
GPAT S.A.—Propaganda e Publicidade	Brazil
Grey Communição Ltda	Brazil
Grey Interactive Ltda	Brazil
Grey Zest Direct Marketing e Publicidade Ltda	Brazil
Hill & Knowlton Brasil Ltda	Brazil
HotWorks Comunicação Ltda	Brazil
J Walter Thompson Publicidade Ltda	Brazil
LatinPanel do Brasil Ltda	Brazil
Marketdata Solutions Brasil Ltda	Brazil
Marsteller Limitada	Brazil
Master Pubicidade SA	Brazil
Millward Brown do Brasil Ltda	Brazil
Newcomm Holdings Ltda	Brazil
Newdesign Participações Ltda	Brazil
Ogilvy & Mather Brasil Comunicação Ltda	Brazil
Ogilvy Publicidade Ltda	Brazil
OgilvyInteractive Brasil Comunicação Ltda	Brazil
OgilvyOne Brasil Comunicação Ltda	Brazil
One Publicidade Ltda	Brazil
P2All Serviços Temporários Ltda	Brazil
PTR Comunicações Ltda	Brazil
Research International Brasil Consultoria e Analise de Mercado Ltda	Brazil
RMG Connect Comunicação Ltda	Brazil
Supermirella Participações Ltda	Brazil
TNS Interscience S.A.	Brazil
TNS Interscience Serviços S.A.	Brazil
Tribeca Propaganda Publicidade e Participações Ltda	Brazil
WPP (Curitiba) Participações Ltda	Brazil
WPP (Porto Alegre) Participações Ltda	Brazil

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP do Brasil—Participações Ltda	Brazil
Wunderman Brasil Comunicações Ltda	Brazil
Y&R Propaganda Ltda	Brazil
Young & Rubicam do Brasil Ltda	Brazil
Grey Worldwide Bulgaria EOOD	Bulgaria
Index AD	Bulgaria
24/7 Media Canada Holding Company	Canada
24/7 Real Media Inc	Canada
Blast Radius Inc	Canada
Competitive Media Reporting Co.	Canada
Feinstein Kean Partners—Canada, Ltd.	Canada
GCI Communications Inc	Canada
Grey Advertising ULC	Canada
GroupM Canada Inc	Canada
Hill & Knowlton Ducharme Perron Ltee	Canada
J Walter Thompson Company Limited	Canada
Marketforce Communication ULC	Canada
Marketing Communications Group Inc	Canada
Maxcem Marketing Solutions Inc	Canada
Media Buying Services ULC	Canada
Media Evolution Technologies Inc	Canada
Mediacom Canada ULC	Canada
Millward Brown Canada Inc	Canada
Mindshare Canada	Canada
OgilvyOne Worldwide Ltd	Canada
Spafax Canada Inc	Canada
The Meadow Wood Communication Group Inc	Canada
The Media Company/MBS	Canada
The Young & Rubicam Group of Companies ULC	Canada
TNS Canadian Facts Inc	Canada
WPP Group Canada Communications Ltd	Canada
WPP Group Canada Finance, Inc.	Canada
WPP Group Quebec Limited	Canada
WPP Simcoe Square Ltd	Canada
Y&R Canada Investments LP	Canada
Actionline Chile SA	Chile
Burson-Marsteller Communicaciones Limitada	Chile

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Design Direct Chile SA	Chile
Energía Young & Rubicam SA	Chile
Estrategia Integral de Comunicaciones SA	Chile
Glue Chile SAC	Chile
Grey Chile SA	Chile
GroupM Chile SAC	Chile
Hill & Knowlton Captiva SA	Chile
Inversiones CI S.A.	Chile
J Walter Thompson Chilena SAC	Chile
LatinPanel Chile SA	Chile
Media Edge Comunicaciones Chile Limitada	Chile
Ogilvy & Mather Chile SA	Chile
Ogilvy Action Chile S.A.	Chile
Ogilvyone Chile SA	Chile
Prime Media SA	Chile
Prolam Young & Rubicam SA	Chile
Spafax Medios y Publicidad Ltda	Chile
Time Research Chile S.A.	Chile
TNS Chile S.A.	Chile
Wunderman Chile Consultoría y Comunicaciones Ltda	Chile
Young Media SA	Chile
Agenda (Beijing) Ltd	China
Bao Lin Advertising (Shanghai) Co. Ltd	China
Bates Apex Integrated Marketing Co. Ltd	China
Beijing Channel Marketing Service Center Co. Ltd	China
Beijing ITOP 24/7 Co. Ltd	China
Beijing J Walter Thompson Advertising Co. Ltd	China
Beijing Ogilvyone Marketing Co., Ltd	China
Beijing Soho Square Marketing Co Ltd	China
Blue Interactive Technology Department (Beijing) Co. Ltd	China
Cohn & Wolfe Marketing Consulting (Shanghai) Co Ltd	China
David Communications (Beijing) Group Co. Ltd	China
DAYI (Shanghai) Consulting Co Ltd	China
Effort Ogilvy (Fujian) Advertising Limited	China
G2 Aviavision China Sourcing Co. Ltd	China
G2 China Co. Ltd	China

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
G2 Star Echo Marketing Communications Co. Ltd	China
Glendinning Management Consultants (Shanghai) Co. Ltd	China
Grand Wealth International Holdings Ltd	China
Grey China Advertising Co. Ltd (Beijing)	China
Grey China Marketing Communications Co Ltd	China
GroupM (Shanghai) Advertising Co. Ltd	China
Guangdong Burson-Marsteller Public Relations Co., Ltd.	China
Guangzhou Bates Dahua Advertising Co. Ltd	China
Guangzhou Dawson Human Resources Service Co. Ltd	China
Guangzhou Dawson Marketing Communications Consulting Co. Ltd	China
Guangzhou Kai Dai Advertising Ltd (Batey)	China
Guangzhou Win-Lin Management Consulting Co Ltd	China
Guangzhou Win-Line Marketing Communications Co. Ltd	China
Hill & Knowlton China Public Relations Co Ltd	China
H-Line Ogilvy Communications Company Ltd	China
J.Walter Thompson Bridge Advertising Co. Ltd.	China
Kinetic Advertising (Shanghai) Co. Ltd	China
Millward Brown ACSR Co. Ltd	China
Neo@ogilvy Co Ltd	China
Oracle AddedValue Market Research Company Limited	China
Red Wasabi Marketing Consulting (Shanghai) Co., Ltd	China
Research International China (Guangzhou) Ltd	China
RMG Relationship Marketing Group Ltd	China
Shanghai Always Marketing Services Co Ltd	China
Shanghai Bates Evision Digital Marketing Consulting Co Ltd	China
Shanghai Iconmobile Co Ltd	China

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Shanghai Ogilvy & Mather Advertising Ltd	China
Shanghai Ogilvy & Mather Marketing Communications Consulting Co Ltd	China
Shanghai Power Force Marketing Services Co Ltd	China
ShanghaiBates MeThinks Marketing Communications Co. Ltd	China
Shenzhen Black Arc Ogilvy Advertising Media Limited	China
Soho Square Advertising Co Ltd	China
The Brand Union China	China
TNS China Co., Ltd	China
TNS Marketing Consultancy (Shanghai) Co Ltd	China
WPP (China) Management Co. Limited	China
Young & Rubicam (Beijing) Advertising Co Ltd	China
Zdology Marketing Research & Consulting (GZ) Ltd	China
C&C Action Marketing Ltda	Colombia
Energía Y&R Ltda.	Colombia
G2 Colombia Ltda	Colombia
J. Walter Thompson Colombia Ltda	Colombia
LatinPanel Perú S.A. (Colombian Branch)	Colombia
Mediaedge: Cia Ltda	Colombia
Millward Brown Colombia Ltda	Colombia
MindShare de Colombia Ltda	Colombia
Ogilvy & Mather S.A.	Colombia
REP Grey Worldwide S.A.	Colombia
TSG Colombia Ltda	Colombia
Young & Rubicam Brands Ltda	Colombia
J Walter Thompson SA	Costa Rica
Schematic Costa Rica Ltda	Costa Rica
TNS Data S.A. (Costa Rica)	Costa Rica
Grey Zagreb d.o.o. Zatrisno Kommuniciranje	Croatia
Mediacom Zagreb d.o.o.	Croatia
Grey Worldwide Middle East Network Ltd	Cyprus
Pelerdon Holdings Ltd	Cyprus
Spot Thompson Ltd	Cyprus
Beyond Interactive s.r.o	Czech Republic
Bi Praha Red Cell s.r.o.	Czech Republic

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
GCI/Hill&Knowton s.r.o.	Czech Republic
GroupM s.r.o.	Czech Republic
Mather Activation s.r.o.	Czech Republic
Mather Advertures s.r.o.	Czech Republic
Mather Communications s.r.o.	Czech Republic
Mather Public Relations s.r.o.	Czech Republic
MAXUS Czech Republic s.r.o.	Czech Republic
MediaCom Praha s.r.o.	Czech Republic
Mediaedge:cia Czech Republic s.r.o.	Czech Republic
Millward Brown Czech Republic s.r.o.	Czech Republic
MindShare s.r.o.	Czech Republic
MQI Brno spol. s.r.o.	Czech Republic
Ogilvy & Mather Morava spol. s r.o.	Czech Republic
Ogilvy & Mather spol. s r.o.	Czech Republic
Ogilvy Action s.r.o.	Czech Republic
Ogilvy CID s.r.o.	Czech Republic
Ogilvy One A.S.	Czech Republic
Ogilvy Public Relations s.r.o.	Czech Republic
RedWorks s.r.o.	Czech Republic
Rmg:connect s.r.o.	Czech Republic
The Core Group s.r.o.	Czech Republic
TNS AISA s.r.o.	Czech Republic
TNS Media Intelligence a.s	Czech Republic
Wunderman s.r.o.	Czech Republic
Young & Rubicam Praha s.r.o.	Czech Republic
ABC Hill & Knowlton A/S	Denmark
AD People A/S	Denmark
Bates RedCell Gruppen A/S	Denmark
Burson Marsteller A/S	Denmark
Cohn & Wolfe A/S	Denmark
DataIntelligence A/S	Denmark
Dyhr / Hagen A/S	Denmark
e-merge Wunderman AS	Denmark
Friendly Film A/S	Denmark
Future Lab Business ApS	Denmark
Future Lab Business Group A/S	Denmark
Futurelab Business Consulting A/S	Denmark
G2 Copenhagen A/S	Denmark
GCI Mannov København A/S	Denmark
Grey Nordic ApS	Denmark
Grey Shared Services A/S	Denmark
Grey Worldwide Kobenhavn A/S	Denmark
GroupM Denmark A/S	Denmark
Halbye Kaag JWT A/S	Denmark
Hundred Percent Film Production A/S	Denmark

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
JLM Holdings ApS	Denmark
LFC nr. 3 A/S	Denmark
Market Data Solutions A/S	Denmark
Maxus Communications A/S	Denmark
MEC: Sponsorship ApS	Denmark
Mediabroker A/S	Denmark
MediaCom Danmark A/S	Denmark
Mediaedge:CIA Denmark A/S	Denmark
Mediaedge:CIA Denmark Holdings A/S	Denmark
Mindshare Denmark A/S	Denmark
Ogilvy Denmark A/S	Denmark
Outrider A/S	Denmark
Production A/S	Denmark
ProMedia A/S	Denmark
Research International A/S	Denmark
Software People A/S	Denmark
TNS Gallup Denmark A/S	Denmark
Uncle Grey A/S	Denmark
WPP Holding Denmark A/S	Denmark
Y&R Denmark Holdings II APS	Denmark
J. Walter Thompson Dominicana S.A.	Dominican Republic
LatinPanel Ecuador S.A.	Ecuador
A.M.R.B. Egypt L.L.C.	Egypt
Grey Worldwide Middle East Network Limited	Egypt
MediaCom Egypt	Egypt
Team Y&R LLC (Egypt)	Egypt
TMI J Walter Thompson Egypt Ltd	Egypt
TNS Egypt Ltd	Egypt
J Walter Thompson S.A. de C.V.	El Salvador
TNS Data S.A. de C.V.	El Salvador
Emor AS	Estonia
Hill A Knowlton Eesti As	Estonia
Extern Finland Oy	Finland
GroupM Finland Oy	Finland
Happi Mindshare Finland Oy	Finland
Hill & Knowlton Finland Oy	Finland
J Walter Thompson Finland Oy	Finland
Maxus Oy	Finland
MEC Finland Oy	Finland
Mindshare Finland Oy	Finland
Suomen Gallup Elintarviketieto Oy	Finland
Suomen Gallup TV Research OY	Finland
Taylor Nelson Sofres Suomi OY	Finland
TNS Gallup OY	Finland
TNS Radar Research Consulting Oy	Finland
Young & Rubicam Finland OY	Finland
141 France SAS	France

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
24/7 Real Media France SARL	France
Added Value SAS	France
Argonautes SA	France
Audit Et Systemes Consultants SAS	France
AV Co Sarl	France
AxiCom Communications SARL	France
Banner Media France SASU	France
Bates SAS	France
Burson-Marsteller SAS	France
Callegari Berville Grey SA	France
CB Associees SAS	France
CBA Architecture Commerciale et Design D’environnement SA	France
Cohn & Wolfe SA	France
Compagnie Fonciere Les Yvelines	France
Concorde Finance France SAS	France
CT Finances SA	France
Design Direct SAS	France
Fieldwork RI SAS	France
Financiere RKW Holding SAS	France
Fitch Vendome SAS	France
G2 Paris SAS	France
GIE Media Insight	France
GIE Mindshare	France
Grey Global Group France SAS	France
Grey Healthcare Paris SA	France
GroupM SAS	France
HFT SA	France
Hill & Knowlton SAS	France
Impiric Interactive	France
J Walter Thompson SAS	France
JFC Informatique & Media SAS	France
Kantar Health SAS	France
Kantar Retail France SAS	France
Kantar SAS	France
Kassius SA	France
Kinetic SAS	France
Landor Associates SAS	France
Le Lab Consulting SAS	France
Les Ouvriers du Paradis Babylone United SAS	France
Les Ouvriers du Paradis Bourgognes SAS	France
Lob Conseils SA	France
Louiseholding SAS	France
Lumiere Publicite SARL	France
Mather Communications SAS	France
Mediacom Paris SA	France
Mediaedge:CIA France SAS	France
Millward Brown SAS	France

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy & Mather S.A.S	France
Ogilvy Action SAS	France
Ogilvy Healthworld France SAS	France
Ogilvy Public Relations SAS	France
OgilvyOne Worldwide SAS	France
Peclers Paris SAS	France
Plein Papier SARL	France
PR AKKA SAS	France
Prism SAS	France
Pro Deo SAS	France
Production 57 SARL	France
Relations Publiques Caroline Allain SAS	France
RMG SAS	France
Rmg:connect SAS	France
Sofres Asia Pacific SAS	France
Sofres Communciation SAS	France
Sofres Lyon Sarl	France
Strateme SARL	France
Sudler & Hennessey SAS	France
Taylor Nelson Sofres SAS	France
The Brand Union SARL	France
TNS Direct SAS	France
TransGrey SAS	France
WPP Finance Holdings SAS	France
WPP Finance SA	France
Wunderman SAS	France
Y&R 2.1 SAS	France
Y&R Delaware 1 SNC	France
Young & Rubicam France EURL	France
Young & Rubicam Holdings SAS	France
Young & Rubicam SAS	France
“INCH” Design-Service GmbH	Germany
141 worldwide GmbH	Germany
24/7 Real Media Deutschland GmbH	Germany
Advanced Techniques Group (ATG) GmbH	Germany
argonauten G2 GmbH	Germany
Atletico Germany GmbH	Germany
AxiCom Axiom Communications GmbH	Germany
Best of Media GmbH	Germany
Burson-Marsteller GmbH	Germany
Cohn & Wolfe Public Relations GmbH & Co. KG	Germany
Cohn und Wolfe Verwaltungs GmbH	Germany
Concept Media Gesellschaft für Planung und Beratung mbH	Germany

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Concept! Venture GmbH	Germany
CONNECT 21 GmbH	Germany
consell Werbeagentur GmbH	Germany
Cordiant Holdings GmbH	Germany
cpz Ogilvy Public Relations GmbH	Germany
Diebitz, Stöppler, Braun & Kuhlmann Werbeagentur GmbH	Germany
Dorland Werbeagentur GmbH	Germany
EMNID Gesellschaft mit beschränkter Haftung	Germany
F + I GmbH, Research Consulting Marktforschung	Germany
facts + fiction GmbH	Germany
FutureCom GmbH	Germany
G2 Düsseldorf GmbH	Germany
Global “Sportnet” Beteiligungs GmbH	Germany
Global “Sportnet” Sportmarketing GmbH & Co. KG	Germany
GRAMM Werbeagentur GmbH	Germany
Grey CIS Werbeagentur GmbH	Germany
Grey GmbH	Germany
Grey Healthcare GmbH	Germany
Grey Holding Central Europe GmbH	Germany
Grey Worldwide GmbH	Germany
GroupM Competence Center GmbH	Germany
groupm Germany GmbH	Germany
HealthLive GmbH	Germany
HERING SCHUPPENER Consulting Strategieberatung für Kommunikation GmbH	Germany
Hering Schuppener Unternehmensberatung für Kommunikation GmbH A Grey Global Group Company	Germany
Hill & Knowlton Communications GmbH	Germany
Hill & Knowlton Tech GmbH	Germany
icon added value GmbH	Germany
icon regio Gesellschaft für Regional-, Verkehrsforschung und Standortmarketing mbH	Germany
icon Wirtschafts- und Finanzmarktforschung GmbH	Germany
InfraLive GmbH	Germany
Infratest dimap Gesellschaft für Trend und Wahlforschung mbH	Germany
Infratest Gesellschaft mit beschränkter Haftung	Germany

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
InterBates Beteiligungsgesellschaft mbH & Co. KG	Germany
InterCom Management GmbH	Germany
IntraMedic GmbH	Germany
J. Walter Thompson Verwaltungs GmbH	Germany
JWT Engage GmbH	Germany
JWT Hamburg GmbH	Germany
KantarHealth GmbH	Germany
KBM GmbH	Germany
Landor Associates GmbH	Germany
Magic Moments Agentur für Kommunikation GmbH	Germany
Magic Poster GmbH	Germany
Mather Direct GmbH	Germany
Maxus Communications GmbH	Germany
MEC Access GmbH	Germany
Media Consult WPP GmbH	Germany
MediaCom Agentur für Media-Beratung GmbH	Germany
MediaCom CIS GmbH	Germany
MediaCom Hamburg GmbH	Germany
MediaCom Holding Central and Eastern Europe GmbH	Germany
MediaCom Interaction GmbH	Germany
MediaCom München GmbH	Germany
Mediaedge:cia Germany Holding GmbH	Germany
Mediaedge:cia GmbH	Germany
Michael Vagedes GmbH	Germany
Millward Brown Germany GmbH	Germany
MindShare GmbH	Germany
MM MEDIA MARKETING GMBH	Germany
Neo@Ogilvy GmbH	Germany
NFO International GmbH Holding	Germany
Ogilvy & Mather Deutschland GmbH	Germany
Ogilvy & Mather GmbH	Germany
Ogilvy & Mather Werbeagentur GmbH	Germany
Ogilvy Action GmbH	Germany
Ogilvy Brand Center Verwaltungs GmbH	Germany
Ogilvy BTL GmbH	Germany
Ogilvy Healthworld GmbH	Germany
OgilvyBrains GmbH	Germany
OgilvyFinance AG	Germany
OgilvyInteractive worldwide GmbH	Germany
OgilvyOne worldwide GmbH	Germany
Planetactive GmbH	Germany

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
PQ PLAKATQUALITÄT Agentur für Außenwerbung GmbH	Germany
PressWatch GmbH	Germany
PRISM INTERNATIONAL GmbH	Germany
Quisma GmbH	Germany
Red Cell Werbeagentur GmbH	Germany
RedWorks GmbH	Germany
RMG Connect GmbH	Germany
s&kGrey GmbH	Germany
santamaria GmbH	Germany
Satzfabrik GmbH	Germany
Sudler & Hennessey Berlin GmbH	Germany
Sudler & Hennessey GmbH	Germany
The Brand Union GmbH	Germany
Tillmanns, Ogilvy & Mather GmbH	Germany
TNS EMNID GmbH & Co. KG	Germany
TNS Emnid Medien— und Sozialforschung GmbH	Germany
TNS Infratest Beteiligungs GmbH	Germany
TNS Infratest Forschung GmbH	Germany
TNS Infratest GmbH	Germany
TNS Infratest RI GmbH	Germany
TNS Infratest Sozialforschung GmbH	Germany
TNS Infratest Verwaltungs GmbH	Germany
Verwaltungsgesellschaft Global “Sportnet” Sportmarketing mbH	Germany
WPP Deutschland Holding GmbH & Co. KG	Germany
WPP Deutschland Verwaltungs GmbH	Germany
WPP Digital Germany GmbH	Germany
WPP Media Holdings GmbH	Germany
WPP Service GmbH	Germany
Wunderman Consulting GmbH	Germany
Wunderman GmbH	Germany
Wunderman Teleservices GmbH & Co. KG	Germany
Wunderman Teleservices Verwaltungs GmbH	Germany
Wunderman Verwaltungs GmbH	Germany
Young & Rubicam Brands Germany GmbH	Germany
Young & Rubicam GmbH	Germany
ZEG-Zentrum für Epidemiologie und Gesundheitsforschung Berlin GmbH	Germany
Mindshare Ghana Ltd	Ghana
CIA MediaNetwork Hellas SA	Greece

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
GEO Young & Rubicam S.A.	Greece
Grey Athens SA	Greece
Maxus Commercial Communications SA	Greece
MediaCom Ltd	Greece
Movielab Cinema Movies and Television SA	Greece
Panmail Advertising SA	Greece
Publicom Hill & Knowlton Hellas Ltd	Greece
Red Cell Advertising SA	Greece
Research International Hellas S.A	Greece
Salesplus Ltd	Greece
Screen Design & Production of Advertising and Promotional Material Ltd	Greece
Spot Thompson Total Communication Group SA	Greece
Taylor Nelson Sofres ICAP Market Research SA	Greece
The Media Edge SA	Greece
Tribe Advertising Services SA	Greece
WCJ Advertising SA	Greece
Hill & Knowlton SA	Guatemala
J Walter Thompson SA	Guatemala
TNS Data S.A. (Guatemala)	Guatemala
TNS Finance (CI) Limited	Guernsey
TNS Finance (G) Limited	Guernsey
TNS Finance Limited	Guernsey
J Walter Thompson SA	Honduras
Agenda (China) Limited	Hong Kong
Agenda (Hong Kong) Ltd	Hong Kong
Agenda Group (Asia) Ltd	Hong Kong
Bates China Ltd	Hong Kong
Bates Hong Kong Limited	Hong Kong
BatesAsia Hong Kong Limited	Hong Kong
BatesAsia Limited	Hong Kong
Beyond Communications Hong Kong Ltd	Hong Kong
Beyond Interactive Co. Ltd	Hong Kong
Burson-Marsteller (Asia) Limited	Hong Kong
Burson-Marsteller (Hong Kong) Limited	Hong Kong
Carl Byoir Asia Ltd	Hong Kong
Conquest Marketing Communications (Hong Kong) Limited	Hong Kong
Conquest Marketing Communications (Taiwan) Limited	Hong Kong
Contract Advertising Company Limited	Hong Kong

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
CSM HK Limited	Hong Kong
Dataconsult Asia (Hong Kong) Ltd	Hong Kong
David Communications Group Limited	Hong Kong
Design Direct (Hong Kong) Limited	Hong Kong
Era Ogilvy Public Relations Co. Limited	Hong Kong
Fitch Design Ltd	Hong Kong
Freeway Communications Ltd	Hong Kong
G2 Hong Kong Ltd	Hong Kong
G2 Ltd	Hong Kong
Grey Advertising Hong Kong Ltd	Hong Kong
Grey Advertising Limited	Hong Kong
Grey Healthcare Ltd	Hong Kong
Grey Interactive China Company Limited	Hong Kong
Grey Interactive Ltd	Hong Kong
Grey International Ltd	Hong Kong
Grey Public Relations Company Ltd	Hong Kong
GroupM Ltd	Hong Kong
Heath Wallace (HK) Ltd	Hong Kong
Hill & Knowlton Asia Pacific Limited	Hong Kong
Hill and Knowlton Asia Limited	Hong Kong
H-Line Worldwide Ltd	Hong Kong
HWGL Investment (Holding) Company Ltd	Hong Kong
IMRB Millward Brown International Ltd	Hong Kong
IPR Ogilvy (China) Ltd.	Hong Kong
IPR Ogilvy Holdings Ltd.	Hong Kong
IPR Ogilvy Ltd.	Hong Kong
J Walter Thompson (North Asia) Ltd	Hong Kong
J Walter Thompson (Taiwan) Ltd	Hong Kong
J. Walter Thompson Company Limited	Hong Kong
Landor Associates Designers & Consultants Ltd	Hong Kong
Maximise (Hong Kong) Ltd	Hong Kong
Maxus Communications Limited	Hong Kong
Maxx Marketing Ltd	Hong Kong
Media Investment Holdings Limited	Hong Kong
Mediacom Ltd	Hong Kong
Mediacompany Communications Ltd	Hong Kong
Mediaedge: CIA Hong Kong Pte Limited	Hong Kong
MindShare Communications Ltd	Hong Kong
MindShare Hong Kong Ltd	Hong Kong
NFO Asia Pacific Limited	Hong Kong
Ogilvy & Mather (China) Holdings Limited	Hong Kong

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy & Mather (China) Limited	Hong Kong
Ogilvy & Mather (Hong Kong) Private Limited	Hong Kong
Ogilvy & Mather Management Services Limited	Hong Kong
Ogilvy & Mather Marketing Communications Limited	Hong Kong
Ogilvy & Mather Marketing Services Limited	Hong Kong
Ogilvy Health Limited	Hong Kong
Ogilvy Interactive Asia Pacific Ltd	Hong Kong
Ogilvy Public Relations Worldwide Limited	Hong Kong
OgilvyAction Hong Kong Ltd	Hong Kong
OgilvyInteractive Worldwide Hong Kong Limited	Hong Kong
OgilvyOne Worldwide Hong Kong Limited	Hong Kong
Oglivy Activation Global Launch Limited	Hong Kong
Oracle Added Value Limited	Hong Kong
Promotional Campaigns (Asia) Limited	Hong Kong
Pulse Communications Ltd	Hong Kong
QCI Consulting Ltd	Hong Kong
Red Wasabi Limited	Hong Kong
RedWorks Ltd	Hong Kong
Relationship Marketing Group Limited	Hong Kong
Research International Asia Ltd	Hong Kong
Rikes Hill & Knowlton Ltd	Hong Kong
RMG Connect Ltd	Hong Kong
Sapphire Bright Limited	Hong Kong
Shengshi International Media (Group) Ltd	Hong Kong
Signature Promotions Limited	Hong Kong
Soho Square Hong Kong Ltd	Hong Kong
Taylor Nelson Sofres Hong Kong Limited	Hong Kong
The Brand Union Ltd	Hong Kong
The Bridge Communications Company Limited	Hong Kong
Total Glory International Limited	Hong Kong
Underline:Fitch Hong Kong Ltd	Hong Kong
Whizzbangart Hong Kong Ltd	Hong Kong
WIT Ocean Ltd	Hong Kong
WPP Captive Holdings Ltd	Hong Kong
WPP Group (Asia Pacific) Limited	Hong Kong
WPP Holdings (Hong Kong) Ltd	Hong Kong

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Marketing Communications (Hong Kong) Ltd	Hong Kong
Young & Rubicam (HK) Ltd	Hong Kong
Barci es Partners Kft	Hungary
Bates 141 Hungary Advertising Kft	Hungary
GRAM Kft	Hungary
Grey Hungary Group Financing Kft	Hungary
Grey Worldwide Hungary Kft	Hungary
Hill and Knowlton Hungary Kft	Hungary
JWT Eastern Europe Marketing Szolgaltato Kft	Hungary
Kantar Media Kft	Hungary
Mac-Mester Kft	Hungary
MC MediaCompany Nemzetkozi Mediaugynoki Kft	Hungary
MEC Interaction Hungary Kft	Hungary
Media Zone Hungary Kft.	Hungary
Mediaedge: cia Hungary Kft	Hungary
Millward Brown Hungary Kft.	Hungary
Ogilvy & Mather Reklámügynökseg Budapest ZRT	Hungary
OgilvyOne Budapest Direkt Marketing Kft	Hungary
Portland Kozteruleti Reklamugynokseg Kft	Hungary
Redworks Budapest Kft	Hungary
Taylor Nelson Sofres Hungary Business and Social Marketing and Consulting Limited	Hungary
Team Hungary Kft	Hungary
TGI Hungary Marketing Research Company Kft	Hungary
The Mediaedge Kft	Hungary
Wunderman Kft	Hungary
Young & Rubicam Budapest International Advertising Agency Kft	Hungary
Atlas Advertising Private Ltd	India
Bates India Private Ltd	India
Brand David Communications Private Limited	India
Contract Advertising India Pvt Ltd	India
Encompass Events Private Ltd	India
Fortune Communications Ltd	India
G2 Communications Pvt Ltd	India
G2 Rams India Pvt Ltd	India
G3 Communications Pvt. Ltd.	India
Genesis Burson-Marsteller Public Relations Private Ltd	India

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Worldwide (India) Pvt.Ltd	India
GroupM Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
Icon Added Value Private Ltd	India
Indian Market Research Bureau Ltd	India
Interactive Television Private Limited	India
Kantar Market Research Services Pvt Ltd	India
Matrix Publicities & Media India Pvt Ltd	India
Mediacom Media India Private Ltd	India
Mediaedge:cia India Pvt Ltd	India
Meridian Communication Pvt. Ltd.	India
Meritus Analytics India Pvt Ltd	India
Millward Brown Market Research Services India Private Ltd	India
Mindshare India Pvt Ltd	India
Ogilvy & Mather Pvt Ltd	India
Ogilvy Outreach (Private) Limited	India
Optima India Private Ltd	India
Options Communications India Pvt Ltd	India
Phoenix O&M (Private) Ltd	India
Portland India Outdoor Advertising Private Ltd	India
Quasar Media Private Ltd	India
Ray & Keshavan Design Associates Pvt. Ltd.	India
Results India Communications Pvt Ltd	India
Sercon India Private Limited	India
Sharp Shooter Films Private Ltd	India
Sudler & Hennessey India Pvt Ltd	India
TNS India Private Limited	India
TNS Mode Private Limited	India
Triyaka Communications Pvt. Ltd	India
Triyaka First Serve Advertising (Pvt) Ltd	India
Arena Productions Limited	Ireland
Bell Advertising Limited	Ireland
Culverbridge Limited	Ireland
Dearadh Teoranta “Interact”	Ireland
Drumgoff Holdings Ltd	Ireland
EWA Ireland Ltd	Ireland
Grey Advertising Limited	Ireland
Group M WPP Ltd	Ireland
Hill & Knowlton Limited	Ireland

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Hunter/Red Cell Ireland Ltd	Ireland
Imagecom Graphics Ltd	Ireland
John Hunter Ltd	Ireland
Lansdowne Market Research Ltd	Ireland
Mediacom (Media Planning and Buying) Ltd	Ireland
Mediaedge:cia Ireland Limited	Ireland
MediaWatch Limited	Ireland
Millward Brown Ireland Ltd	Ireland
Millward Brown Irish Marketing Surveys Ltd	Ireland
MindShare Limited	Ireland
Mindshare Media Ireland Limited	Ireland
Ogilvy & Mather Group Limited	Ireland
Ogilvy & Mather Limited	Ireland
Ogilvy One Worldwide Limited	Ireland
Rational Decisions Limited	Ireland
RMG Connect Ireland Limited	Ireland
Sudler & Hennessey Healthcare Ireland Ltd	Ireland
Taylor Nelson Sofres Ireland Limited	Ireland
Teledynamics Ireland Limited	Ireland
The Brand Union Limited	Ireland
The Helme Partnership Limited	Ireland
The Helme Production Limited	Ireland
TNS Marketing Pathways Limited	Ireland
Wilson Hartnell Public Relations Limited	Ireland
WPP Air 1 Limited	Ireland
WPP Air 2 Limited	Ireland
WPP Air 3 Limited	Ireland
WPP Ireland Holdings Limited	Ireland
WPP Ireland Limited	Ireland
WPP Ireland UK	Ireland
WPP Ireland US	Ireland
WPP UK Holdings Ltd	Ireland
Wunderman Ireland Ltd	Ireland
Y&R Advertising Ireland Ltd	Ireland
Young & Rubicam Brands Ireland Ltd	Ireland
Media Edge Israel Ltd	Israel
Meishav Hfakot Ltd	Israel
Shalmor Avnon Amichay Advertising Ltd	Israel
Single Source Research Limited	Israel
Taylor Nelson Sofres Teleseker Limited	Israel
Taylor Nelson Sofres Teleseker MTR (2000) Limited	Israel

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Telgal Israeli Rating Company	Israel
TNS Teleseker—Policy Qualitat Research Ltd	Israel
TNS-Tel-Gal Media Research Ltd	Israel
Y&R Interactive Ltd	Israel
1861 United Srl	Italy
24/7 Real Media Italy Srl	Italy
Added Value Srl	Italy
AxiCom Italia Srl	Italy
Bates Srl	Italy
Blumedia Srl	Italy
BRB Srl	Italy
Brouillard Srl	Italy
Burson Marsteller Srl	Italy
Carl Byoir Srl	Italy
CIA Medianetwork Club Srl	Italy
CIA Medianetwork Milano Srl	Italy
CIA Medianetwork Team Srl	Italy
Cohn & Wolfe Srl	Italy
Digital PR Srl	Italy
FAST—Financial Administration Solutions & Technologies Srl	Italy
G2 Srl	Italy
G2-Promotions Italia SpA	Italy
GCI Italy Srl	Italy
Grey Healthcare Italia Srl	Italy
Grey Interactive Srl	Italy
Grey Worldwide Italia Srl	Italy
GroupM Srl	Italy
H-Art Srl	Italy
Hill & Knowlton Gaia Srl	Italy
International Strategic Communications Srl	Italy
Intramed Communications Srl	Italy
J Walter Thompson Italia SpA	Italy
J Walter Thompson Roma Srl	Italy
Kantar Health Srl	Italy
Kinetic Srl	Italy
Landor Associates Srl	Italy
LGM Little Green Men Srl	Italy
Lorien Consulting Srl	Italy
MAXUS MC2 Spa	Italy
Maxus Srl	Italy
Media Club SpA	Italy
Media Insight Srl	Italy
Mediacom Italia Srl	Italy
Mediaedge:CIA Italy Holdings Srl	Italy
Mediaedge:CIA Italy Srl	Italy

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Millward Brown Srl	Italy
Mindshare SpA	Italy
Mindshare Trevenzie Srl	Italy
Nexthealth Srl	Italy
Ogilvy & Mather SpA	Italy
Ogilvy Healthworld Srl	Italy
Ogilvy Interactive Srl	Italy
OgilvyOne Worldwide SpA	Italy
One Four One Srl	Italy
Red Cell Srl	Italy
Red Productions Srl	Italy
rmg:connect Srl	Italy
Sentrix Global Health Communications Srl	Italy
Soho Square Srl	Italy
sPrint Production Srl	Italy
Sudler & Hennessey Srl	Italy
Team Alfa Srl	Italy
TNS Infratest S.P.A.	Italy
TNS Italia Srl	Italy
Wpp Holdings (Italy) Srl	Italy
WPP Marketing Communications (Italy) Srl	Italy
Wunderman Srl	Italy
Y&R Italia Srl	Italy
Y&R Roma Srl	Italy
Bates Asia Japan Inc.	Japan
Burson-Marsteller Co Ltd	Japan
Carl Byoir Japan Ltd	Japan
David Communications KK	Japan
Design Direct Japan KK	Japan
Enfatico Tokyo Inc	Japan
Grey Direct Inc.	Japan
Grey Healthcare Japan Inc	Japan
Grey Worldwide Inc	Japan
GroupM Japan KK	Japan
GroupM KK	Japan
Hill & Knowlton Japan Ltd	Japan
International Creative Marketing KK	Japan
J Walter Thompson Japan KK	Japan
Japan Kantar Research Inc	Japan
Logic Inc.	Japan
Market Data Solutions Japan KK	Japan
Millward Brown Japan KK	Japan
Neo@Ogilvy KK	Japan
Ogilvy & Mather Japan KK	Japan
Ogilvy Public Relations Worldwide (Japan) KK	Japan
OgilvyAction Japan KK	Japan

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
OgilvyOne Japan KK	Japan
Red Roof Japan Inc	Japan
Redworks Japan KK	Japan
The Brand Union Japan KK	Japan
TNS Infoplan Limited	Japan
WPP Marketing Communications KK	Japan
WPP plc	Jersey
Unit Bay Trading Company LLC	Jordan
Grey Almaty LLP	Kazakhstan
Ogilvy & Mather Kazakhstan Limited Liability Company	Kazakhstan
TNS Gallup Media Asia	Kazakhstan
Millward Brown JV East Africa Ltd	Kenya
MindShare Kenya Limited	Kenya
Ogilvy & Mather (Eastern Africa) Limited	Kenya
Ogilvy Advertising Ltd	Kenya
Ogilvy East Africa Limited	Kenya
Ogilvy Public Relations Limited	Kenya
OgilvyOne Kenya Limited	Kenya
TNS Research International Ltd	Kenya
24/7 Real Media Inc	Korea, Republic of
Burson-Marsteller Korea Co Ltd	Korea, Republic of
Burson-Marsteller Korea Inc	Korea, Republic of
Diamond Ogilvy Ltd	Korea, Republic of
Grey Worldwide Korea Inc.	Korea, Republic of
JWT Adventure Co Ltd	Korea, Republic of
Lee&Jang OgilvyOne Worldwide Co. Ltd	Korea, Republic of
Longitude One LLC	Korea, Republic of
Milward Brown Media Research Inc	Korea, Republic of
Ogilvy & Mather Korea Ltd	Korea, Republic of
Pharmax Ogilvy Healthworld Inc	Korea, Republic of
Synergy Hill & Knowlton Co Ltd	Korea, Republic of
Taylor Nelson Sofres Korea Ltd	Korea, Republic of
The Lacek Group, Inc	Korea, Republic of
Wunderman International Co. Ltd	Korea, Republic of

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Team Advertising and Marketing WLL	Kuwait
Hill & Knowlton Latvia SIA	Latvia
Mediaedge:CIA Baltic Ltd	Latvia
TNS Latvia SIA	Latvia
Asdaa Advertising & Public Relations Sarl	Lebanon
Grey Worldwide ME Network—SARL	Lebanon
Intermarkets SAL	Lebanon
JWT Offshore SAL	Lebanon
MEC Sarl (Lebanon)	Lebanon
MediaCom Lebanon	Lebanon
Team Advertising SARL (Lebanon)	Lebanon
Tihama Al Mona International—J Walter Thompson S.A.R.L	Lebanon
TNS Liban SARL	Lebanon
SIC Gallup Media UAB	Lithuania
TNS Gallup UAB	Lithuania
Grey Luxembourg Worldwide SA	Luxembourg
Luxembourg Finance Europe CV	Luxembourg
Luxembourg Finance Gamma CV	Luxembourg
Luxembourg Finance Holdings Seven CV	Luxembourg
NFO (Luxembourg) SARL	Luxembourg
NFO Holding (Luxembourg) S.a.r.l.	Luxembourg
TNS Luxembourg Alpha S.a.r.l.	Luxembourg
TNS Luxembourg Beta S.a.r.l.	Luxembourg
WPP Luxembourg Beta Sarl	Luxembourg
WPP Luxembourg Beta Three Sarl	Luxembourg
WPP Luxembourg Beta Two Sarl	Luxembourg
WPP Luxembourg Europe SARL	Luxembourg
WPP Luxembourg Gamma Five Sarl	Luxembourg
WPP Luxembourg Gamma Four Sarl	Luxembourg
WPP Luxembourg Gamma Sarl	Luxembourg
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Gamma Two Sarl	Luxembourg
WPP Luxembourg Germany Holdings 2 S.à r.l.	Luxembourg
WPP Luxembourg Germany Holdings S.à r.l	Luxembourg
WPP Luxembourg Holdings Eight Sarl	Luxembourg
WPP Luxembourg Holdings Sarl	Luxembourg

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Luxembourg Holdings Seven SARL	Luxembourg
WPP Luxembourg Holdings Six SARL	Luxembourg
WPP Luxembourg Holdings Three Sarl	Luxembourg
WPP Luxembourg Holdings Two Sarl	Luxembourg
WPP Luxembourg IH 2001 Holdings Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
WPP Luxembourg Square LLC Sarl	Luxembourg
WPP Luxembourg Theta Sarl	Luxembourg
WPP Luxembourg US Holdings Sarl	Luxembourg
WPP Luxembourg YMC Sarl	Luxembourg
WPP Quebec Square S.a r.l.	Luxembourg
WPP TNS US S.a.r.l.	Luxembourg
WPP Union Square Sarl	Luxembourg
J.Walter Thompson Company (Malawi) Ltd	Malawi
Advertising Ventures Pvt Ltd	Mauritius
Millward Brown Mauritius Limited	Mauritius
WPP Holdings (Mauritius) Ltd	Mauritius
141 Worldwide, SA de CV	Mexico
Agencia de Comunicación Interactiva, SA de CV	Mexico
Asesoría Estratégica Maxus, S.A. de C.V.	Mexico
Burson Marsteller México, S.R.L. de C.V.	Mexico
Cohn & Wolfe México, S.A. de C.V.	Mexico
Compañía Hill & Knowlton México, SA de CV	Mexico
Comunicaciones Connect SA de CV	Mexico
Dinamica Multiple SA	Mexico
Empresas del Sur, SRL de CV	Mexico
Estudios de Mercado LP México, S.A. de C.V.	Mexico
G7.0 Servicios Gráficos, SA de CV	Mexico
Goldfarb Consultants México, S.A. de C.V.	Mexico
Grey México, S.A. de C.V.	Mexico
Greycomex, S.A. de C.V.	Mexico
J. Walter Thompson de México, S.A.	Mexico
JWT México, S.R.L. de C.V.	Mexico
Millward Brown México, S.A. de C.V.	Mexico

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Millward Brown Servicios SA de CV	Mexico
MindShare de México, S.A. de C.V.	Mexico
Multidim SA	Mexico
Mystery Shopper México, S.A. de C.V.	Mexico
Ogilvy & Mather SA	Mexico
Ogilvyinteractive SA de CV	Mexico
OgilvyOne SA	Mexico
RedWorks SA de CV	Mexico
Research International SA de CV	Mexico
Servicios de Publicidad Interactivos SA de CV	Mexico
Servicios Profesionales de Administración LPM, S.A. de C.V.	Mexico
Taylor Nelson Sofres GdeV, S.A. de C.V.	Mexico
Taylor Nelson Sofres México, S.A. de C.V.	Mexico
The MediaEdge SRL de CV	Mexico
TNS México, S.A. de C.V.	Mexico
Walter Landor y Asociados, SRL de CV	Mexico
Worldwide Mediacom México, S.A. de C.V.	Mexico
WPP México, S.R.L. de C.V.	Mexico
WPP Second, S. de R.L. de C.V	Mexico
Wunderman SRL de CV	Mexico
Young & Rubicam SRL de CV	Mexico
CBS-AXA (Limited)	Moldova, Republic of
Grey Worldwide North Africa Network SARL	Morocco
J Walter Thompson Morocco SARL	Morocco
Mediacompete Morocco	Morocco
NFO WorldGroup (Maroc) S.a.r.l.	Morocco
Team Y&R SARL	Morocco
TNS Maroc S.a.r.l.	Morocco
Wunderman SARL (Morocco)	Morocco

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Thompson Nepal Private Ltd	Nepal
141 Amsterdam BV	Netherlands
24/7 Real Media Investment Holding BV	Netherlands
AdValue International BV	Netherlands
AdValue Nederland BV	Netherlands
Akron Reclame en Marketing BV	Netherlands
Arbour Square B.V.	Netherlands
Atface Internet Facility Centre BV	Netherlands
Axicom BV	Netherlands
Bates Nederland Holding BV	Netherlands
Bercum Boender Cardozo & Werkendam BBCW B.V.	Netherlands
Berkeley Square Holding BV	Netherlands
Blast Radius BV	Netherlands
Borgi Advertising BV	Netherlands
Brand Buzz B.V.	Netherlands
Brown KSDP Netherlands BV	Netherlands
Burson-Marsteller B.V.	Netherlands
Cato Johnson B.V.	Netherlands
Cavendish Square Holding BV	Netherlands
Chafma B.V.	Netherlands
CIA Holding B.V.	Netherlands
Colon Marketing BV	Netherlands
Consult Brand Strategy B.V.	Netherlands
Cordiant Finance B.V.	Netherlands
Dolphin Square Holding B.V.	Netherlands
Grey Advertising B.V.	Netherlands
Grey Brasil Holdings B.V.	Netherlands
Grey Communications Group B.V.	Netherlands
Grey Netherlands Holding B.V.	Netherlands
Group M BV	Netherlands
Group M India Holding B.V.	Netherlands
Healthworld BV	Netherlands
Healthworld Communications Group (Netherlands) B.V.	Netherlands
Hill & Knowlton Nederland BV	Netherlands
Integres Holding BV	Netherlands
J Walter Thompson Company B.V.	Netherlands
JWT (Netherlands) Holding BV	Netherlands
JWT International BV	Netherlands
Kader Advertising Holding B.V.	Netherlands
KSM B.V.	Netherlands
La Communidad, Interactive & Event Marketing BV	Netherlands
LdB O&M (Gronigen) B.V.	Netherlands
Leicester Square Holding B.V.	Netherlands
Lexington International B.V.	Netherlands

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Luxembourg Finance Beta CV	Netherlands
Luxembourg Finance Holdings Six C.V.	Netherlands
Luxembourg Finance Holdings Two CV	Netherlands
Marketique Interactive Marketing Services BV	Netherlands
Maxus B.V.	Netherlands
MB Centrum BV	Netherlands
Media Basics BV	Netherlands
MediaCom B.V.	Netherlands
Millward Brown BV	Netherlands
MindShare BV	Netherlands
Netherlandser G.C.I. B.V.	Netherlands
Nipo Software B.V.	Netherlands
Ogilvy & Mather Africa B.V.	Netherlands
OgilvyOne Communications B.V.	Netherlands
OgilvyOne Connections B.V.	Netherlands
PPGH/JWT Groep VOF	Netherlands
Process Blue B.V.	Netherlands
Promotion Makers BV	Netherlands
Promotional Campaigns BV	Netherlands
Red Cell Not Just Film BV	Netherlands
Reddion BV	Netherlands
Research International Nederland BV	Netherlands
Research Resources Rotterdam BV	Netherlands
Research SA B.V.	Netherlands
Russell Square Holding BV	Netherlands
Santo Europe BV	Netherlands
Scribble Beheer BV	Netherlands
Sirolf II BV	Netherlands
Taylor Nelson Sofres BV	Netherlands
Taylor Nelson Sofres EAP BV	Netherlands
TBK/G2 BV	Netherlands
The Office Advertising Group BV	Netherlands
TNS Consult B.V.	Netherlands
TNS Nipo BV	Netherlands
Trafalgar Square Holding B.V.	Netherlands
Trefpunt Sports and Leisure Marketing B.V.	Netherlands
UFO Centrum BV	Netherlands
Uforce BV	Netherlands
VBAT BV	Netherlands
Veldkamp Marktonerzoek BV	Netherlands
Vincent Square Holding BV	Netherlands
WPP Equity Portugal B.V.	Netherlands
WPP Frankfurt Square B.V.	Netherlands

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Herald Square B.V.	Netherlands
WPP Holdings (Holland) B.V.	Netherlands
WPP International Holding B.V.	Netherlands
WPP Japan Holding B.V.	Netherlands
WPP Kiev Square B.V.	Netherlands
WPP Kraken 2 B.V.	Netherlands
WPP Kraken B.V.	Netherlands
WPP Madison Square B.V.	Netherlands
WPP Management Services (Holland) B.V.	Netherlands
WPP Marketing Communications Germany B.V.	Netherlands
WPP Mexico BV	Netherlands
WPP Minotaur B.V.	Netherlands
WPP Netherlands B.V.	Netherlands
WPP Ontario Square BV	Netherlands
WPP Rio Square BV	Netherlands
WPP Sheridan Square B.V.	Netherlands
WPP Square 4 B.V.	Netherlands
WPP Square one B.V	Netherlands
WPP Superior Square BV	Netherlands
WPP US Holdings BV	Netherlands
WPP US Investments BV	Netherlands
WPP Washington Square B.V.	Netherlands
Wunderman B.V.	Netherlands
Y & R Minority Holdings C.V.	Netherlands
Young & Rubicam Amsterdam B.V.	Netherlands
Young & Rubicam Diversified Group Netherlands B.V.	Netherlands
Young & Rubicam Group Netherlands B.V.	Netherlands
Young & Rubicam International Group B.V.	Netherlands
Young & Rubicam Netherlands BV	Netherlands
Team Holdings Curacao N.V.	Netherlands Antilles
Endicott Enterprises Limited	New Zealand
Financial & Media Services (NZ) Ltd	New Zealand
Focus Research Limited	New Zealand
Grey Global Group New Zealand Ltd	New Zealand
J Walter Thompson International (NZ) Limited	New Zealand
Maximize Ltd	New Zealand
MediaCom (New Zealand) Ltd.	New Zealand
Millward Brown (New Zealand) Ltd	New Zealand
MindShare (New Zealand) Ltd	New Zealand
NeedScope International Limited	New Zealand

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
NFO International Ltd	New Zealand
NFO WorldGroup Ltd	New Zealand
NFO Worldgroup NZ Holdings Ltd	New Zealand
PR Dynamics Ltd	New Zealand
Professional Public Relations NZ Holdings Limited	New Zealand
Professional Public Relations NZ Limited	New Zealand
Research International NZ Ltd	New Zealand
TNS New Zealand Ltd	New Zealand
WPP Holdings (New Zealand) Ltd	New Zealand
Young & Rubicam (NZ) Limited	New Zealand
Young & Rubicam Holdings Limited	New Zealand
J Walter Thompson SA	Nicaragua
Aqvilo Norway AS	Norway
Bates – Gruppen AS	Norway
Bates United AS	Norway
Brindfors Enterprise IG AS	Norway
Burson-Marsteller AS	Norway
CIA Norway Holdings AS	Norway
Gambit Hill & Knowlton AS	Norway
GCI Communique AS	Norway
Grey Oslo AS	Norway
GroupM Norway AS	Norway
Maxus Communications AS	Norway
Media.com Interactive AS	Norway
MediaCom Norge AS	Norway
Mediaedge:CIA Norway AS	Norway
MediaPLUS AS	Norway
Mindshare Norway AS	Norway
Norsk Gallup Institute AS	Norway
Ogilvy & Mather AS	Norway
Research International AS	Norway
TNS Gallup AS	Norway
Uncle Grey Oslo AS	Norway
WPP Norway AS	Norway
Wunderman Oman—Diamonds Screen SOC	Oman
GroupM Pakistan (Private) Ltd	Pakistan
WPP Marketing Communications (Pvt) Ltd	Pakistan
ASDAA Public Relations Holding Inc	Panama
IMT Advertising (Holding) Inc	Panama
Intermarkets Advertising (Holding) Inc	Panama
J Walter Thompson S.A.	Panama

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
TNS Data S.A. (Panama)	Panama
WNDRM Inc	Panama
JWT SA	Paraguay
Ad-Hoc SA	Peru
Energía Publicitaria S.A.	Peru
GCG Perú S.A.C.	Peru
LatinPanel Perú S.A.	Peru
Millward Brown Perú S.R.L.	Peru
MindShare Perú S.A.C.	Peru
Momentum Ogilvy & Mather SA	Peru
The MediaEdge SA	Peru
Y&R SA	Peru
Argonauts sp.z.o.o	Poland
Bates Poland Sp. z.o.o.	Poland
Grey Worldwide Warszawa Sp. z.o.o	Poland
GroupM Sp.z.o.o.	Poland
Gruppa 66 Ogilvy Sp. z.o.o.	Poland
Guideline Sp.z.o.o	Poland
Healthworld Sp. z.o.o.	Poland
J Walter Thompson Warszawa Sp. z.o.o.	Poland
JWT Engage Spz.o.o.	Poland
Mather Communications Sp. z.o.o.	Poland
Maxus Spólka z.o.o.	Poland
Media Plan Sp.z.o.o.	Poland
MediaCom—Warszawa Sp.z.o.o.	Poland
Mediaedge:cia Spólka z o.o.	Poland
MindShare Polska Sp. z.o.o.	Poland
Ogilvy & Mather (Poland) Agencja Reklamowa Sp. z.o.o.	Poland
Ogilvy Action Sp z.o.o.	Poland
Ogilvy One Sp. z.o.o.	Poland
Ogilvy PR Sp. z o.o.	Poland
Osrodek Badania Opinii Publicznej Sp.z.o.o.	Poland
Pentor Research International Poznan Sp. z.o.o	Poland
Pentor Research International S.A.	Poland
Raymond Sp. z.o.o	Poland
Redworks Sp z.o.o.	Poland
SMG/KRC Poland Media S.A.	Poland
Soho Square Sp. z.o.o.	Poland
Taylor Nelson Sofres Poland Sp.z o.o	Poland
Testardo Gram Sp. z.o.o.	Poland
Testardo TTL Sp. z.o.o.	Poland
The Media Insight Polska Sp. z.o.o.	Poland
TNS Expert Monitor Sp.z.o.o.	Poland

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Wunderman Polska Sp. z.o.o.	Poland
Young & Rubicam Poland Sp. z.o.o.	Poland
APP—Agencia Portugesa de Producao ACE	Portugal
Bates Red Cell Portugal—Publicidade e Marketing S.A.	Portugal
Easy Media Central de Meios de Publicidade S.A.	Portugal
Euroteste-Marketing e Opiniao, SA	Portugal
Futurecom (Portugal)—Marketing, Telemarketing e Sistemas de Informacao Lda	Portugal
Grey Lisboa—Agencia de Publicidad S.A.	Portugal
GroupM Publicidade Advertising S.A.	Portugal
J Walter Thompson Publicidade S.A.	Portugal
Maxus Portugal Lda	Portugal
Media Insight—Tempo e Meios Publicitarios, Lda	Portugal
Mediaedge:CIA—Servicos Publicitarios Ltda	Portugal
MindShare—Planeamento e Compra de Tempo e Meios Publicitarios ACE	Portugal
Mindshare II—Meios Publicitarios Lda	Portugal
NR Hill & Knowlton—Nero & Rosendo Consultores SA	Portugal
Ogilvy & Mather Activation—Solucoes De Marketing Promocional,Unipessoal Lda	Portugal
Ogilvy & Mather Design,Unipessoal Lda	Portugal
Ogilvy & Mather Portugal Directo Servicos S.A.	Portugal
Ogilvy & Mather Portugal Publicidade S.A.	Portugal
Ogilvy & Mather, Communicacoe & Imagem, Unipessaol Lda	Portugal
Ogilvy Interactive SA	Portugal
Outrider Search Marketing—Consultoria e Servicos Web Lda	Portugal
Publimeios Publicidade e Distribucao de Meios S.A.	Portugal
Synergy Connect—Communicacao De Publicidade Interactiva Unipessoal, Lda	Portugal

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
The Media Edge Servicos Publicitarios Lda	Portugal
WPP Portugal—Servicos Partihados, Unipessaoal, Lda	Portugal
WPP(Portugal) Sociedade Gestora de Participacoes Sociais Lda	Portugal
Wunderman Cato Johnson (Portugal) Lda	Portugal
Young & Rubicam (Portugal)—Publicidade, S.A.	Portugal
Young & Rubicam (Portugal)—Sociedade Gestora de Participacoes Sociais Unipessoal, Lda	Portugal
Grey Puerto Rico, Inc	Puerto Rico
GroupM Puerto Rico Inc	Puerto Rico
Hill & Knowlton PR Inc	Puerto Rico
J Walter Thompson Direct Promotions Inc	Puerto Rico
J. Walter Thompson Puerto Rico, Inc.	Puerto Rico
Young & Rubicam of Puerto Rico Inc	Puerto Rico
Grey Worldwide Middle East Network Qatar W.L.L.	Qatar
Gulf Hill & Knowlton LLC	Qatar
Team Y&R WLL (Qatar)	Qatar
Grey Bucuresti SRL	Romania
Mather Communications SRL	Romania
MediaCom Romania Srl	Romania
Mediaedge:cia Romania Srl	Romania
MindShare Media Srl	Romania
Ogilvy & Mather Advertising SRL	Romania
OgilvyAction Romania SRL	Romania
OgilvyOne Advertising SRL	Romania
Portland Romania Advertising SRL	Romania
SC TNS Media Research Romania SRL	Romania
Alite LLC	Russian Federation
LLC “Mather Communications”	Russian Federation

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
LLC “Maximise”	Russian Federation
LLC “Mindshare Interaction”	Russian Federation
LLC “Mindshare”	Russian Federation
LLC ‘Ogilvy & Mather’	Russian Federation
Mediacom LLC	Russian Federation
TNS Gallup Adfact	Russian Federation
TNS Gallup Media	Russian Federation
TNS Marketing Information Center	Russian Federation
TNS Marketing Information Center St. Petersburg	Russian Federation
TNS Marketing Information Center Tula	Russian Federation
Wunderman LLC	Russian Federation
Young & Rubicam FMS LLC	Russian Federation
Advanced Marketing Results Al Baheth LLC	Saudi Arabia
Arab for Advertising LLC (Grey Saudi Arabia)	Saudi Arabia
International Marketing Company WLL	Saudi Arabia
RMG Connect (Altawasol International For Advertising) Ltd	Saudi Arabia
Team Advertising SP	Saudi Arabia
Tihama al Mona International Advertising Ltd	Saudi Arabia
Grey d.o.o. Belgrad	Serbia, Republic of
10AM Communications Pte Ltd	Singapore
141 Worldwide Pte Ltd	Singapore
Bates 141 Pte Ltd	Singapore
Bates 141 Singapore Pte Ltd	Singapore
Batey (Pte) Ltd	Singapore
Batey Holdings Pte Ltd	Singapore
Batey Retail Pte Ltd	Singapore
Blue Interactive Marketing Pte Ltd	Singapore
Burson-Marstelller (S.E.A.) Pte Ltd	Singapore
Carl Byoir (SEA) Pte Ltd	Singapore
Cybersoft OgilvyInteractive Pte Ltd	Singapore
Deliriumcybertouch (Asia) Pte Ltd	Singapore
Demand Pte Ltd	Singapore
Dentsu Young & Rubicam Pte Ltd	Singapore

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Encompass Private Ltd	Singapore
Enfatico Pte Limited	Singapore
Fitch Design Pte Ltd	Singapore
Grey Group PTE Ltd	Singapore
GroupM Asia Pacific Holdings Pte Ltd	Singapore
GroupM Business Science Pte Ltd	Singapore
GroupM ESP Pte Ltd	Singapore
GroupM Singapore Pte Ltd	Singapore
Hill & Knowlton (SEA) Pte Ltd	Singapore
IMRB Millward Brown International Pte Ltd	Singapore
J Walter Thompson (Singapore) Pte Ltd	Singapore
Landor Associates Designers & Consultants Pte Ltd	Singapore
NACTIVE Pte Ltd	Singapore
Ogilvy & Mather (Singapore) Private Ltd	Singapore
Redworks (Singapore) Pte Ltd	Singapore
Research International Asia Pte Ltd	Singapore
Saffron Hill Research Pte Limited	Singapore
Sercon Asia Pacific Pte Ltd	Singapore
Siang Design International Pte Ltd	Singapore
Soho Square Pte Ltd (David Communications Group Pte Ltd)	Singapore
SpafaxAirline Network (Singapore) Pte Ltd	Singapore
Taylor Nelson Sofres Singapore Pte Limited	Singapore
The Brand Union Pte Ltd	Singapore
WPP Holdings (S) Pte. Ltd	Singapore
WPP Singapore Pte Ltd	Singapore
Wunderman Asia Holdings Pte Ltd	Singapore
Wunderman Singapore Pte Ltd	Singapore
XM Asia Pacific Pte Ltd	Singapore
Creo/Young & Rubicam s.r.o.	Slovakia
GroupM Slovakia s.r.o.	Slovakia
MediaCom Bratislava s.r.o.	Slovakia
Mediaedge:cia Slovak Republic s.r.o	Slovakia
Mindshare Slovakia s.r.o.	Slovakia
Redworks Digital Bratislava s.r.o.	Slovakia
TNS AISA Slovakia s.r.o.	Slovakia
TNS Infratest Slovakia s.r.o.	Slovakia
TNS SK s.r.o.	Slovakia
Grey Ljubiljana Agencija za truze kommunique d.o.o.	Slovenia

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Aqua Online (Proprietary) Limited	South Africa
Bates 141 (Proprietary) Limited	South Africa
BLGK Bates (Proprietary) Limited (South Africa)	South Africa
Glendinning Management Consultants South Africa (Proprietary) Limited	South Africa
GrappelGroup 141 (Proprietary) Limited	South Africa
Grey Channel (Proprietary) Limited	South Africa
Grey Financial Services (Proprietary) Limited	South Africa
Grey Group South Africa (Proprietary) Limited	South Africa
Grey Worldwide South Africa (Proprietary) Limited	South Africa
GroupM Media South Africa (Proprietary) Limited	South Africa
Hamilton Russell South Africa (Proprietary)Limited	South Africa
Harrison Human Bates (Proprietary) Limited	South Africa
Interactive Edge (Proprietary) Limited	South Africa
J Walter Thompson Cape Town (Proprietary) Limited	South Africa
J Walter Thompson Company (CT) (Proprietary) Limited	South Africa
J Walter Thompson Company (JHB) (Proprietary) Limited	South Africa
J Walter Thompson Company South Africa (Proprietary) Limited	South Africa
J Walter Thompson South Africa Holdings (Proprietary) Limited	South Africa
Kantar South Africa (Pty) Limited	South Africa
KSDP Brandafrica (Proprietary) Limited	South Africa
KSDP Group (Proprietary) Limited	South Africa
KSDP Johannesburg (Proprietary) Limited	South Africa
KSDP Pentagraph (Proprietary) Limited	South Africa
Mediacompete (Proprietary) Limited	South Africa
Mediaedge:cia (Proprietary) Limited	South Africa
Millward Brown (Proprietary) Limited	South Africa
MindShare South Africa (Proprietary) Limited	South Africa
Nota Bene Media Planning Agency (Proprietary) Limited	South Africa

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Quickstep 394 (Proprietary) Limited	South Africa
Research International (South Africa) (Proprietary) Ltd	South Africa
The Added Value Group (Proprietary) Limited	South Africa
The Brand Union (Proprietary) Limited	South Africa
The Customer Equity Company (SA) (PTY) Limited	South Africa
Thompson Connect (Proprietary) Limited	South Africa
TNS Research Surveys (Pty) Limited	South Africa
WPP Memeza Holding (Proprietary) Limited	South Africa
Young & Rubicam Hedley Byrne (Proprietary) Limited	South Africa
Young & Rubicam South Africa (Proprietary) Limited	South Africa
Added Value Planners SL	Spain
Adhoc Share Holdings SL	Spain
Ad-Hoc Young & Rubicam SL	Spain
Agora GCI Barcelona SL	Spain
Atletico International Advertising SL	Spain
Axicom SA	Spain
Bassat Ogilvy Comunicación SL	Spain
Bassat, Ogilvy & Mather Barcelona SA	Spain
Bassat, Ogilvy & Mather Madrid SA	Spain
Bates International Advertising SL	Spain
Beaumont Bennett Madrid SA	Spain
Boole Relaciones Inteligentes con Clientes SL	Spain
BSB Publicidad Asturias SL	Spain
BSB Publicidad SA	Spain
BSB Publicidad Tenerife SL	Spain
Burson-Marsteller SL	Spain
CB’a Graell Design, SL	Spain
Centro de investigacion y Compra de Medios SL	Spain
Comercial de Productos y Alquileres, S.A.	Spain
Comunicacion y Servicio Consultores de Marketing y Publicidad SL	Spain
Cordiant Advertising Holding SA	Spain
Customer Focus SL	Spain
Delvico 2IN SL	Spain
Delvico Communications SLU	Spain

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Digital Bates SL	Spain
Estudio Graphic Line SL	Spain
Expansion de Ventas SL	Spain
Focus Media SA	Spain
Full Contact la Agencia de Comunicacion Integrada SLU	Spain
G2 Intelligence SL	Spain
GMBG Holdings Spain SL	Spain
Grey Direct SA	Spain
Grey Espana SLU	Spain
Grey Healthcare Spain SL	Spain
Grey Iberia SL	Spain
GroupM Publicidad Worldwide SA	Spain
Healthworld España SL	Spain
Hill & Knowlton Espana SA	Spain
Indecsa Research International SA	Spain
J Walter Thompson SA	Spain
Kantya Estrategias de Marca SL	Spain
Madrid Redes de Campo SA	Spain
Mass Media Station SA	Spain
MEC Interaction Worldwide SL	Spain
MEC Sponsorship Worldwide SL	Spain
Mediacom Iberia SA	Spain
Mediaedge:cia Mediterranea SA	Spain
Mediaedge:CIA, SL	Spain
Mediasur Agencia De Medios SA	Spain
Millward Brown Spain SA	Spain
Mindshare Spain SA	Spain
NFO Infratest SL	Spain
Ogilvy Action BCN SA	Spain
Ogilvy Action SA	Spain
Ogilvy Healthworld Barcelona SA	Spain
Ogilvy Interactive SA	Spain
OgilvyOne Data Services SA	Spain
OgilvyOne Worldwide SA	Spain
Outrider SL	Spain
PRISM Iberoamericana SL	Spain
Real Media Spain SA	Spain
Red Cell Spain SA	Spain
Red de Medios SA	Spain
Red Shots SL	Spain
RMG Connect SA	Spain
Segarra Cuesta Puig Fernadezde De Castro SL (SCPF )	Spain
Sociograma SL	Spain
Sofres Audiencia de Medios, Sociedad Anonima, Sofres A.M.	Spain
Tapsa Agencia de Publicidad SL	Spain
Tapsa Barcelona Agencia de Publicidad SL	Spain

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Group Spain SL	Spain
Taylor Nelson Sofres Healthcare SA	Spain
Taylor Nelson Sofres S.A. (in Spain)	Spain
Technical Full Marketing SL	Spain
Tempus Media Holding SL	Spain
The Brand Union Iberia SL	Spain
TNS Area Investigacion SA	Spain
TNS Area Operaciones S.L.	Spain
TNS Redecampo SA	Spain
Tramontana Dream Holdings SL	Spain
Ulmara SL	Spain
Unimedia Central de Medios SA	Spain
Valverde de Miquel & Dorland SL	Spain
Vinizius Young & Rubicom SL	Spain
Vizcaino Lara SA	Spain
WPP Holdings Spain SA	Spain
Wunderman SL	Spain
Young & Rubicam S.L.	Spain
Batey Public Relations Marketing Pvt Ltd	Sri Lanka
J Walter Thompson Private Ltd	Sri Lanka
Ogilvy Action (Pvt) Ltd	Sri Lanka
TNS Lanka Private Limited	Sri Lanka
Triyaka First Serve Advertising (Pvt) Ltd	Sri Lanka
AB Frigga	Sweden
Adaptus International Stockholm AB	Sweden
Adrians Perch AB	Sweden
Aqvilo Sweden AB	Sweden
Axicom AB	Sweden
Bates Red Cell Sweden AB	Sweden
Becker Spielvogel Bates Goteborg AB	Sweden
BG Intressenter 1997 AB	Sweden
Brando Design AB	Sweden
Burson Marsteller AB	Sweden
Cohn & Wolfe Goteberg AB	Sweden
Cohn & Wolfe Gruppen AB	Sweden
Cohn & Wolfe Stockholm AB	Sweden
Cronert & Co AB	Sweden
Fitch Helsingborg AB	Sweden
G2 Stockholm AB	Sweden
Grey Direkt AB	Sweden
Grey Global Group Sweden AB	Sweden
Grey Holdings AB	Sweden
Grey Reklamebyrå i Malmo AB	Sweden
Grey Worldwide Stockholm AB	Sweden
GroupM Holding AB	Sweden

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
GroupM Sweden AB	Sweden
Hall & Cederqvist/Young & Rubicam AB	Sweden
Halson Partners AB	Sweden
Hill & Knowlton Sweden AB	Sweden
Impiric AB	Sweden
Infratest Burke International AB	Sweden
J Walter Thompson Oresund AB	Sweden
KGM Datadistribution AB	Sweden
Maxus Communications AB	Sweden
Media Insikt AB	Sweden
Media Support Scandanavian AB	Sweden
MediaCom Services Sverige AB	Sweden
Mediacommunications Göteborg AB	Sweden
Mediacommunications Sverige I Stockholm AB	Sweden
MediaCompany Sweden AB	Sweden
Mediaedge:cia Content AB	Sweden
Mediaedge:cia Nordic AB	Sweden
Mediaedge:cia Sweden HB	Sweden
Mindshare BroadMind Sweden AB	Sweden
Mindshare Sweden AB	Sweden
Moller Mortensen Annonsbyra AB	Sweden
Navigare Medical Marketing Research AB	Sweden
Nomina Prospecting AB	Sweden
O&A Purchaser AB	Sweden
Observera Grey Annonsbyrå AB	Sweden
Ogilvy Activation AB	Sweden
Ogilvy Advertising AB	Sweden
Ogilvy Nordic AB	Sweden
Ogilvy One Worldwide AB	Sweden
Ogilvy Sweden AB	Sweden
Ogvily Group AB	Sweden
Ogvily PR AB	Sweden
Old Bates AB	Sweden
Outrider Sweden AB	Sweden
Promedia Sverige AB	Sweden
PS International AB	Sweden
Real Media Scandinavia AB	Sweden
Research International Sweden AB	Sweden
SCP AB	Sweden
Sifo International AB	Sweden
Sifo Management Group AB	Sweden
Sifo Sweden AB	Sweden
Spielvogel Bates Helsingborg AB	Sweden
Storecom i Stockholm AB	Sweden

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Strenstrom Red Cell AB	Sweden
Svenska Gallup AB	Sweden
Taylor Nelson Sofres Sverige AB	Sweden
The Brand Union AB	Sweden
The Brand Union Everystone AB	Sweden
Tidningsstatistik AB	Sweden
TNS Automotive AB	Sweden
TNS Gallup AB	Sweden
TNS Prospera AB	Sweden
WPP Sweden AB	Sweden
Wunderman Sweden AB	Sweden
Young & Rubicam Sweden AB	Sweden
24/7 Real Media Europe Holding SA	Switzerland
24/7 Real Media Technology SA	Switzerland
Advico Young & Rubicam AG	Switzerland
All Access AG	Switzerland
Burson-Marsteller AG	Switzerland
Dr Schlegel Pharmamarketing AG	Switzerland
FutureCom Interactive AG	Switzerland
Grey Worldwide AG	Switzerland
GroupM Switzerland AG	Switzerland
Guye Benker Werbeagentur AG	Switzerland
J Walter Thompson (Zurich) AG	Switzerland
Landor Associates Branding Consultants and Designers Worldwide (Switzerland) Sarl	Switzerland
MC Media Company AG	Switzerland
Mediaedge:CIA Switzerland AG	Switzerland
MindShare AG	Switzerland
Ogilvy & Mather AG	Switzerland
Ogilvy PR AG	Switzerland
OgilvyOne AG	Switzerland
Red Cell AG	Switzerland
TNS International SARL	Switzerland
Wunderman AG	Switzerland
Young & Rubicam Business Communications SA	Switzerland
Young & Rubicam Holding AG	Switzerland
Agenda Taiwan Ltd	Taiwan, Province of China

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Bates Taiwan Co Ltd	Taiwan, Province of China
Batey Ads (Taiwan) Ltd	Taiwan, Province of China
David Advertising (Taiwan) Co. Ltd	Taiwan, Province of China
Dentsu Young & Rubicam Co Ltd	Taiwan, Province of China
G2 Taiwan Co Ltd	Taiwan, Province of China
Mediaedge:cia Taiwan Ltd	Taiwan, Province of China
Ogilvy & Mather (Taiwan) Co Ltd	Taiwan, Province of China
Ogilvy & Mather Direct (Taiwan) Co Ltd	Taiwan, Province of China
Ogilvy & Mather Identity Management Ltd	Taiwan, Province of China
Ogilvy Public Relations Worldwide Co Ltd	Taiwan, Province of China
Taylor Nelson Sofres Taiwan Ltd	Taiwan, Province of China
Team-Mate Marketing Development & Services Ltd	Taiwan, Province of China
Teledirect Taiwan Ltd	Taiwan, Province of China
141 (Thailand) Co.Ltd	Thailand
141 Worldwide Ltd	Thailand
Bates (Thailand) Co. Ltd	Thailand
Conquest Communicatons Co Ltd.	Thailand
Contract Advertising (Thailand) Co. Ltd	Thailand
Dentsu Young & Rubicam Ltd	Thailand
Enterprise IG Limited	Thailand
Glendinning Management Consultants (Asia Pacific) Ltd	Thailand
Grey (Thailand) Co Ltd.	Thailand
Grey Direct Interactive Co. Ltd	Thailand
Grey Siam Co Ltd	Thailand
MDK Consultants (Thailand) Ltd	Thailand
MediaCom Co. Ltd	Thailand
Millward Brown Firefly Ltd	Thailand
Monday People Co., Ltd.	Thailand
Ogilvy Public Relations Worldwide Limited	Thailand
OgilvyOne Worldwide Limited	Thailand

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Power Response Advertising Limited	Thailand
Research International Asia (Thailand) Ltd	Thailand
Taylor Nelson Sofres (Thailand) Limited	Thailand
WhizzbangArt Ltd	Thailand
WPP (Thailand) Ltd	Thailand
WPP Marketing Communications (Thailand) Ltd.	Thailand
J Walter Thompson (Tunisia) Limited	Tunisia
Capitol Halkla Iliskiler ve Iletisim Hizmetleri A.S.	Turkey
Gram Reklamcilik Ltd Sti	Turkey
Grey Worldwide Istanbul Reklamcilik Ltd Sti	Turkey
Kinetic Reklam Hizmetleri Limited	Turkey
Maxus Medya Hizmetleri Ticaret A.S.	Turkey
MediaCom Istanbul Medya Hizmetleri A.S.	Turkey
Millward Brown Pazar Arastirmalari Ticaret Limited Sti	Turkey
Mindshare Medya Hizmetleri A.S.	Turkey
Ogilvy and Mather Reklamcilik A.S.	Turkey
Ogilvy Healthworld Reklamcilik Hizmetleri A.S.	Turkey
Ogilvy One Dogrudan Pazarlama A.S.	Turkey
Soho Square Reklamcilik Limited Sirketi	Turkey
Studyo Reklamcilik Sanayi LTD Sti	Turkey
Taylor Nelson Sofres Siar Arastirma Danismanlik Ve Ticaret Anoni	Turkey
Team Red Reklamcýlýk ve Yayýncýlýk Limited Þirketi	Turkey
TME Medya Hizmetleri Tanitim LTD Sti	Turkey
TNS Piyasa Araþtýrma Danýþmanlýk ve Ticaret Anonim Þirketi	Turkey
Young & Rubicam Reklamevi Reklamcilik LTD Sti	Turkey
Enterprise Grey LLC	Ukraine
Mediacom LLC	Ukraine
Mediaedge:cia LLC	Ukraine
Mindshare LLC	Ukraine
Ogilvy Group Ltd	Ukraine

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Ukraine Limited	Ukraine
Young & Rubicam Ukraine LLC	Ukraine
ADVERTISING & MARKETING RESULTES—AL BAHETH (A.M.R.B) L.L.C.	United Arab Emirates
Asdaa Advertising FZ LLC	United Arab Emirates
Asdaa Advertising LLC	United Arab Emirates
Classic Partnership Advertising FZ LLC	United Arab Emirates
Grey Worldwide Co. LLC	United Arab Emirates
gsFITCH FZ-LLC	United Arab Emirates
Intermarkets Advertising FZ—LLC	United Arab Emirates
Intermarkets Advertising LLC	United Arab Emirates
J Walter Thompson LLC	United Arab Emirates
MEC (Mediaedge CIA) FZ LLC	United Arab Emirates
RMG Connect Consultancy FZE	United Arab Emirates
Tatoo FZ LLC	United Arab Emirates
Team Gulf Advertising LLC	United Arab Emirates
Team Y&R Advertising LLC (Abu Dhabi)	United Arab Emirates
Wunderman WCJ FZ LLC	United Arab Emirates
141 Blue Skies Limited	United Kingdom
24/7 Real Media UK Ltd	United Kingdom
Added Value Group Holdings Limited	United Kingdom
Added Value Ltd	United Kingdom
Addison Corporate Marketing Ltd	United Kingdom
Addison Investments Ltd	United Kingdom
All Global Limited	United Kingdom
Allan Burrows Limited	United Kingdom
Alton Wire Products Ltd	United Kingdom
Ambassador Square	United Kingdom
Applied Research & Communications Limited	United Kingdom
Art Company (Creative Services) Limited (The)	United Kingdom
Artwork Direct Ltd	United Kingdom
Asset Marketing Limited	United Kingdom
Atlas Advertising Limited	United Kingdom
Automotive Marketing Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Avicom (Added Value Communications) Ltd	United Kingdom
Axicom Group Limited	United Kingdom
Axicom Limited	United Kingdom
B1 Media Limited	United Kingdom
B1.com Limited	United Kingdom
Bamber Forsyth Limited	United Kingdom
Banner Corporation PLC	United Kingdom
Banner Public Relations Limited	United Kingdom
Bates Communications Limited	United Kingdom
Bates Europe Limited	United Kingdom
Bates Healthcom Limited	United Kingdom
Bates Integrated Communications Limited	United Kingdom
Bates Overseas Holdings Limited	United Kingdom
BDG Facilities Ltd	United Kingdom
BDG MCCOLL LIMITED	United Kingdom
BDGWORKFUTURES LIMITED	United Kingdom
Beaumont Square	United Kingdom
Beaumont-Bennett Limited	United Kingdom
Belgrave Square	United Kingdom
Beyond Interactive Limited	United Kingdom
Bisqit Design Limited	United Kingdom
BJK & E Holdings Ltd	United Kingdom
BJM Research and Consultancy Limited	United Kingdom
Black Cat Direct Ltd	United Kingdom
Black Cat RMG Connect Ltd	United Kingdom
Blanc And Otus (UK) Limited	United Kingdom
Blue Interactive Marketing Pty Ltd	United Kingdom
Blue Skies Agency Limited (The)	United Kingdom
BMRB Customer Satisfaction Ltd	United Kingdom
BMRB Customer Satisfaction Measurements Ltd	United Kingdom
BMRB UK Ltd	United Kingdom
Bone Studio Limited	United Kingdom
Brand Futures Consultancy Limited (The)	United Kingdom
Brand Union Holdings Ltd (The)	United Kingdom
Brand Union Limited (The)	United Kingdom
Brand Union Worldwide Ltd (The)	United Kingdom
Brandmade Media Group Limited (The)	United Kingdom
Brilliant Books Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
British Market Research Bureau Ltd	United Kingdom
Buchanan Communications Ltd	United Kingdom
Bulletin International Limited	United Kingdom
Bulletin International UK Limited	United Kingdom
Burson-Marsteller (UK) Limited	United Kingdom
Burson-Marsteller Ltd	United Kingdom
Business Design Group McColl Ltd	United Kingdom
Business Planning & Research Ltd	United Kingdom
Campaign Planning Ltd	United Kingdom
Carl Byoir (UK) Ltd	United Kingdom
CCG.XM (UK) Limited	United Kingdom
CCG.XM Holdings Limited	United Kingdom
Cheetham Bell JWT Ltd	United Kingdom
Chelsea Market Research Limited	United Kingdom
CIA Medianetwork Ireland Holdings Limited	United Kingdom
CIA Nominees Limited	United Kingdom
City & Corporate Counsel Ltd	United Kingdom
City Research Associates Limited	United Kingdom
City Research Group Limited	United Kingdom
Clarion Communications (Corporate P.R.) Limited	United Kingdom
Clarion Communications (P.R.) Limited	United Kingdom
CLEVER MEDIA PRODUCTIONS LTD	United Kingdom
CME Scholar Limited	United Kingdom
Cockpit Holdings Limited	United Kingdom
Cockpit Two Limited	United Kingdom
Cohn & Wolfe Ltd	United Kingdom
Coley Porter Bell Ltd	United Kingdom
Colwood Healthworld Limited	United Kingdom
Common Technology Centre EEIG	United Kingdom
Communique Public Relations Ltd	United Kingdom
Connect Five Limited	United Kingdom
Connect One Limited	United Kingdom
Connect Six Limited	United Kingdom
Conquest Creative Services Ltd	United Kingdom
Conquest Europe (UK) Limited	United Kingdom
Conquest Media Ltd	United Kingdom
Cordiant (US) Holdings Limited	United Kingdom
Cordiant Communications Group Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Cordiant Communications Group Trustees Limited	United Kingdom
Cordiant Group Limited	United Kingdom
Cordiant Overseas Holdings Limited	United Kingdom
Cordiant Pension Trustee Company Limited	United Kingdom
Cordiant Property Holdings Limited	United Kingdom
Corporate Vision Ltd	United Kingdom
Cortursel Ltd	United Kingdom
Creative Services Unit Ltd	United Kingdom
CREATIVE SERVICES UNIT MANAGEMENT SERVICES	United Kingdom
Creative Strategy Limited	United Kingdom
Credit Call Research	United Kingdom
Customer Equity Company Limited (The)	United Kingdom
Darwin—Grey Limited	United Kingdom
Decision Shop Limited (The)	United Kingdom
Deckchair Studio Limited	United Kingdom
Dialogue Marketing Partnership Ltd	United Kingdom
Dickens Square	United Kingdom
Digital Artwork & Reprographic Technology Limited	United Kingdom
Digitlondon Limited	United Kingdom
Direct MediaCom Limited	United Kingdom
DirectCom Limited	United Kingdom
Dovetail Contract Furniture Limited	United Kingdom
Dr. Puttner And Bates Limited	United Kingdom
Dynamiclogic (Europe) Limited	United Kingdom
Eaton Square Limited	United Kingdom
Ecumedia Limited	United Kingdom
Effective Sales Personnel Limited	United Kingdom
Enduring Organisation	United Kingdom
Enduring Organisation Three	United Kingdom
Enduring Organisation Two	United Kingdom
Enfatico Ltd	United Kingdom
Enterprise IG UK Limited	United Kingdom
Enterprisebabe Ltd	United Kingdom
Euroclearing Limited	United Kingdom
Eurocrew Limited	United Kingdom
Europanel Raw Database G.I.E.	United Kingdom
European Market Research Bureau Limited	United Kingdom
Everystone Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
EWA Ltd	United Kingdom
Farm Post Production Limited (The)	United Kingdom
FAST4WD OGILVY LIMITED	United Kingdom
Fieldcontrol Limited	United Kingdom
Finchdean Limited	United Kingdom
Finsbury Ltd	United Kingdom
Finsbury.com Ltd	United Kingdom
FIPRA EU Limited	United Kingdom
Fipra UK Ltd	United Kingdom
First Music Ltd	United Kingdom
Fitch Design Consultants Limited	United Kingdom
Fitch International Limited	United Kingdom
Fitch Limited	United Kingdom
Fitch Live Ltd	United Kingdom
Fitch Worldwide Limited	United Kingdom
Fitch: Qatar Limited	United Kingdom
Flamingo Perspectives Limited	United Kingdom
Flexible Organisation	United Kingdom
Food Group Limited (The)	United Kingdom
Forward Data Management Ltd	United Kingdom
Forward Ltd	United Kingdom
Forward Publishing Agency Ltd	United Kingdom
Forward Publishing Ltd	United Kingdom
Foster Turner & Benson Ltd	United Kingdom
G2 Agency Limited	United Kingdom
G2 Branding and Design Limited	United Kingdom
G2 Data Dynamics Limited	United Kingdom
G2 Interactive Limited	United Kingdom
G2 London Limited	United Kingdom
Garrott Dorland Crawford Holdings Limited	United Kingdom
GCI Financial (Holdings) Limited	United Kingdom
GCI Financial Group Limited	United Kingdom
GCI Group Limited	United Kingdom
GCI Healthcare Limited	United Kingdom
GCI Jane Howard Limited	United Kingdom
GCI London Limited	United Kingdom
GCI UK Limited	United Kingdom
Genesis Studios Ltd	United Kingdom
GESELLSCHAFT FUR KONSUMFORSCHUNG—TAYLOR NELSON SOFRES LIMITED	United Kingdom
GfK Taylor Nelson Sofres Limited	United Kingdom
GfK-TNS Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
GHG Access Limited	United Kingdom
GI Consulting Limited	United Kingdom
Global Sportnet UK Limited	United Kingdom
Goldfarb Consultants UK Ltd	United Kingdom
Goldfarb Focus Ltd	United Kingdom
Grey Advertising Limited	United Kingdom
Grey Communications Group Limited	United Kingdom
Grey Direct Limited	United Kingdom
Grey Entertainment and Media Limited	United Kingdom
Grey Europe Limited	United Kingdom
Grey GB Limited	United Kingdom
Grey Global Group (UK) Limited	United Kingdom
Grey Group Services Limited	United Kingdom
Grey Healthcare London Limited	United Kingdom
Grey Interactive Europe Limited	United Kingdom
Grey Limited	United Kingdom
Grey London Limited	United Kingdom
Grey Midlands Limited	United Kingdom
Grey Network Limited	United Kingdom
Grey North Limited	United Kingdom
Grey NT Limited	United Kingdom
Grey PTK Advertising Limited	United Kingdom
Grey Technology Services Limited	United Kingdom
Grey Worldwide Limited	United Kingdom
Greycom Limited	United Kingdom
Group Activation Ltd	United Kingdom
GroupM Entertainment Ltd	United Kingdom
GROUPM UK Ltd	United Kingdom
Harrison Patten Troughton Limited	United Kingdom
Headcount Worldwide Field Marketing Limited	United Kingdom
Headlight Vision Ltd	United Kingdom
Healthworld Holdings Limited	United Kingdom
Heath Wallace Limited	United Kingdom
Henley Centre Headlight Vision Ltd	United Kingdom
Hereford Telecommunications	United Kingdom
Hill & Knowlton CIS Ltd	United Kingdom
Hill & Knowlton Limited	United Kingdom
Hilton Advertising Limited	United Kingdom
Hive Management Services Limited	United Kingdom
Horizon Video Ltd	United Kingdom
HP:ICM Limited	United Kingdom
Icomms Media Group Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Icon Brand Navigation (UK) Limited	United Kingdom
Icon Business Consulting (UK) Ltd	United Kingdom
Icon Holdings (UK) Ltd	United Kingdom
Infratest Burke Asia Pacific Limited	United Kingdom
Infratest Burke Core Company Limited	United Kingdom
Infratest Burke Group Limited	United Kingdom
Infratest Burke International Services Limited	United Kingdom
Infratest Burke Ltd	United Kingdom
Intact Limited	United Kingdom
Intelliquest, Ltd	United Kingdom
International Market Research Bureau Limited	United Kingdom
International Presentations Ltd	United Kingdom
Interstar Holdings Limited	United Kingdom
i-syt Limited	United Kingdom
ITV plc	United Kingdom
J Walter Thompson Company (Manchester) Ltd	United Kingdom
J. Walter Thompson Company Ltd	United Kingdom
J. Walter Thompson Group Limited	United Kingdom
J. Walter Thompson U.K. Holdings Limited	United Kingdom
Jack Morton Company Limited (The)	United Kingdom
Jermyn Street Communications Centre Limited	United Kingdom
JWT Specialized Communications Limited	United Kingdom
Kantar Group Limited (The)	United Kingdom
Kantar Media Intelligence Ltd	United Kingdom
Kantar Media Research Group Limited	United Kingdom
Kantar Media UK Ltd	United Kingdom
Kantar Retail UK Limited	United Kingdom
Key Lead Limited	United Kingdom
Kingsway Media Services Ltd	United Kingdom
Lambie-Nairn & Company Ltd	United Kingdom
Landor Associates Europe Ltd	United Kingdom
Lighthouse Holdings (UK) Limited	United Kingdom
Lightspeed Research Ltd	United Kingdom
Line Exchange Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
M 101 Limited	United Kingdom
Management Ventures Europe Limited	United Kingdom
Mando Corporation Limited	United Kingdom
Mando Services Ltd	United Kingdom
Market Behaviour Limited	United Kingdom
Market Research Bureau Group Limited	United Kingdom
Market Research Bureau Limited	United Kingdom
Marketing Blueprint Limited	United Kingdom
Marketing Consultancy Ltd (The)	United Kingdom
Marplan Limited	United Kingdom
Marsteller Advertising Ltd	United Kingdom
Mass-Observation (UK) Ltd	United Kingdom
Mass-Observation Ltd	United Kingdom
Mather Communications Limited	United Kingdom
Matthew Poppy Advertising Ltd	United Kingdom
Maxus Communications (UK) Limited	United Kingdom
Maxus Communications Limited	United Kingdom
Media Business Limited (The)	United Kingdom
Media Insight Outdoor Limited	United Kingdom
Media Research Consultancy Ltd (The)	United Kingdom
MediaCom Group Limited	United Kingdom
MediaCom Holdings Limited	United Kingdom
Mediacom North Ltd	United Kingdom
MediaCom Scotland Limited	United Kingdom
MediaCom UK Limited	United Kingdom
Mediaedge: CIA Worldwide Limited	United Kingdom
Mediaedge:CIA (UK) Holdings Ltd	United Kingdom
Mediaedge:cia International Investments Limited	United Kingdom
Mediaedge:cia International Limited	United Kingdom
Mediaedge:cia UK Investments Limited	United Kingdom
Mediaedge:CIA UK Ltd	United Kingdom
Mediahead Communications Ltd	United Kingdom
Mellors Reay & Partners Limited	United Kingdom
Metro Broadcast Limited	United Kingdom
Metro Ecosse Ltd	United Kingdom
Milburn Finance Limited	United Kingdom
Millward Brown Market Research Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Millward Brown Precis Ltd	United Kingdom
Millward Brown UK Ltd	United Kingdom
Millward Brown Ulster Limited	United Kingdom
Milton Marketing Group Limited	United Kingdom
Milton Marketing Ltd	United Kingdom
Milton Public Relations Limited	United Kingdom
Mind Over Media Limited	United Kingdom
Mindshare Media UK Limited	United Kingdom
Mindshare Media Worldwide Limited	United Kingdom
MJM Creative Services UK Ltd	United Kingdom
Module Communications Group Limited	United Kingdom
Mone Limited	United Kingdom
Moonraid Limited	United Kingdom
Mortimer Square Limited	United Kingdom
MRB Group Limited	United Kingdom
MRB International Limited	United Kingdom
MRB Research Group Ltd	United Kingdom
MRB Research Ltd	United Kingdom
Netcoms Europe Limited	United Kingdom
Network (The Ogilvy Media Company) Limited (The)	United Kingdom
Newcrosse Limited	United Kingdom
NFO European Access Panels Limited	United Kingdom
NFO Worldwide Limited	United Kingdom
North Kent Plastic Cages Ltd	United Kingdom
Nylon Marketing Communications Ltd	United Kingdom
O & M Consulting Ltd	United Kingdom
O&M Europe Limited	United Kingdom
Oakley, Young Associates Ltd	United Kingdom
Ogilvy & Mather Dataconsult Ltd	United Kingdom
Ogilvy & Mather Direct Ltd	United Kingdom
Ogilvy & Mather Europe Ltd	United Kingdom
Ogilvy & Mather Group (Holdings) Limited	United Kingdom
Ogilvy & Mather International Media Limited	United Kingdom
Ogilvy & Mather Management Services	United Kingdom
Ogilvy & Mather Partners Limited	United Kingdom
Ogilvy & Mather Public Relations Ltd	United Kingdom
Ogilvy & Mather Teleservices Ltd	United Kingdom
Ogilvy 4D Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy Adams & Rinehart Ltd	United Kingdom
Ogilvy Advertising Ltd	United Kingdom
Ogilvy And Mather Advertising Limited	United Kingdom
Ogilvy Health PR Ltd	United Kingdom
Ogilvy Healthworld Advertising Ltd	United Kingdom
Ogilvy Healthworld Europe Ltd	United Kingdom
Ogilvy Healthworld UK Ltd	United Kingdom
Ogilvy Primary Contact Ltd	United Kingdom
Ogilvy Public Relations Worldwide Ltd	United Kingdom
Ogilvyinteractive Limited	United Kingdom
OgilvyOne Connections Group Ltd (The)	United Kingdom
OgilvyOne Dataservices Ltd	United Kingdom
OgilvyOne Ltd	United Kingdom
Ogilvyone Management Services	United Kingdom
OgilvyOne Teleservices Ltd	United Kingdom
OGILVYONE WORLDWIDE LTD	United Kingdom
Ohal Limited	United Kingdom
Opinion Research Limited	United Kingdom
Optitech Ltd	United Kingdom
Outdoor Focus Ltd	United Kingdom
Outdoor MediaCom Limited	United Kingdom
Outrider Ltd	United Kingdom
Outside The Box Communications Limited	United Kingdom
Oxford Academy for Professional Health Education Ltd (The)	United Kingdom
P S D Associates Limited	United Kingdom
Parker Bishop Limited	United Kingdom
Partners (Design Consultants) Limited (The)	United Kingdom
PCI:Live Ltd	United Kingdom
PDM Communications Limited	United Kingdom
Peacock Services Ltd	United Kingdom
Permanent Organisation	United Kingdom
Permanent Organisation Two	United Kingdom
Piler Ltd	United Kingdom
Piranhakid Communications Limited	United Kingdom
Poster Business Ltd (The)	United Kingdom
Precis (567) Limited	United Kingdom
Precis Limited	United Kingdom
Premiere Consultants Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Premiere Elite Limited	United Kingdom
Premiere Group Holdings Limited	United Kingdom
Premiere Licensing Ltd	United Kingdom
Premiere Management Ltd	United Kingdom
Premiere Recruitment Ltd	United Kingdom
Premiere Sponsorship Marketing Limited	United Kingdom
Premiere Television Limited	United Kingdom
Presswatch Media Limited	United Kingdom
Prognostics Limited	United Kingdom
Promotional Campaigns Limited	United Kingdom
Promotional Studios Limited	United Kingdom
Prophaven Limited	United Kingdom
Propose Two Limited	United Kingdom
Public Attitude Surveys Holdings Limited	United Kingdom
Public Attitude Surveys Limited	United Kingdom
Public Relations and International Sports Marketing Limited	United Kingdom
Public Strategies—Global Limited	United Kingdom
QCI Assessment Ltd	United Kingdom
Qualitative Workshop Ltd (The)	United Kingdom
Quisma Limited	United Kingdom
R.I. Specialist Units Limited	United Kingdom
Rainey Kelly Campbell Roalfe Limited	United Kingdom
Rainey Kelly Campbell Roalfe/Young & Rubicam Limited	United Kingdom
ReadySquare Limited	United Kingdom
Readysquare Two Limited	United Kingdom
RealSubstance Ltd	United Kingdom
Red Cell Scotland Ltd	United Kingdom
Red Dot Square Holdings Ltd	United Kingdom
Red Dot Square Solutions Limited	United Kingdom
Refrigeration (Bournemouth) Limited	United Kingdom
Relish Marketing Ltd	United Kingdom
Research Bureau Ltd	United Kingdom
Research International Group Limited	United Kingdom
Research International Ltd	United Kingdom
Research Resources Ltd	United Kingdom
RMG:Black Cat Ltd	United Kingdom
RMG:Connect Ltd	United Kingdom
RMS Instore Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
ROCQM Ltd	United Kingdom
Rodney Fitch International Design Consultants Limited	United Kingdom
Rono Online Limited	United Kingdom
RWG Limited	United Kingdom
S.H. Benson (India) Limited	United Kingdom
S.H. Benson International Limited	United Kingdom
Sadek Wynberg Millward Brown Ltd	United Kingdom
Sampson Tyrrell Corporate Marketing Ltd	United Kingdom
Schemetype Limited	United Kingdom
Scott Stern Associates Limited	United Kingdom
Scott Stern Limited	United Kingdom
Secure Two Limited	United Kingdom
SGA Research International Ltd	United Kingdom
Sharpen Troughton Owens Response Ltd	United Kingdom
Showcase Placements (UK) Limited	United Kingdom
Signposter.com Ltd	United Kingdom
Sirius Holdings	United Kingdom
SJS Management Services Ltd	United Kingdom
Softmedia Limited	United Kingdom
Soho Square (Advertising) Ltd	United Kingdom
Sonic Sun Limited	United Kingdom
Spafax Airline Network Ltd	United Kingdom
SparkLab Limited	United Kingdom
SponsorCom Limited	United Kingdom
Sponsorship Business Limited (The)	United Kingdom
Squash DVD Ltd	United Kingdom
Staffordshire Holloware Ltd	United Kingdom
Stickleback Limited	United Kingdom
Store Consulting Limited (The)	United Kingdom
Strategic Marketing Consultancy Limited	United Kingdom
Stream Digital Artwork Systems Ltd	United Kingdom
Sudler & Hennessey Ltd	United Kingdom
System Three (Scotland) Limited	United Kingdom
Taylor Nelson Sofres International Limited	United Kingdom
Taylor Nelson Sofres Investment Partnership	United Kingdom
Taylor Nelson Sofres Services Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Trustees Limited	United Kingdom
TBU Holdings Ltd	United Kingdom
Ted Bates Holdings Limited	United Kingdom
Telebingo Limited	United Kingdom
Telephone Interviewing Centre (UK) Ltd	United Kingdom
Telephone Market Research Bureau Ltd	United Kingdom
Tempest Online Marketing Ltd	United Kingdom
Tempus Employees	United Kingdom
Tempus Group Holdings Limited	United Kingdom
Tempus Group Limited	United Kingdom
Tempus Group Trust Company (1990) Limited (The)	United Kingdom
Tempus Media Technologies Holdings Limited	United Kingdom
Tempus Partners Limited	United Kingdom
Thistleclub Limited	United Kingdom
TMC International Ltd	United Kingdom
TNS 6TH Dimension Limited	United Kingdom
TNS AGB Limited	United Kingdom
TNS Asia Holdings Limited	United Kingdom
TNS Field Limited	United Kingdom
TNS Finance (CI) Limited	United Kingdom
TNS Finance (G) Limited	United Kingdom
TNS Finance Limited	United Kingdom
TNS Global Limited	United Kingdom
TNS Group Holdings Limited	United Kingdom
TNS Healthcare Limited	United Kingdom
TNS Insight Limited	United Kingdom
TNS Magasin Limited	United Kingdom
TNS Overseas Holdings (Alpha) Limited	United Kingdom
TNS Overseas Holdings (Beta) Limited	United Kingdom
TNS Overseas Holdings (Delta) Limited	United Kingdom
TNS Overseas Holdings (Epsilon) Limited	United Kingdom
TNS Overseas Holdings (Gamma) Limited	United Kingdom
TNS Overseas Media Holdings Limited	United Kingdom
TNS Research Limited	United Kingdom
TNS Sport Limited	United Kingdom
TNS UK Holdings Limited	United Kingdom
TNS UK Limited	United Kingdom
TNS Worldpanel Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
TNS-NFO UK Limited	United Kingdom
TNS-NFO US	United Kingdom
Transact Communications Limited	United Kingdom
Transart Educational Marketing Systems Limited	United Kingdom
Transart Pharmaceutical Limited	United Kingdom
Tripcare Ltd	United Kingdom
Tutssels Enterprise IG Ltd	United Kingdom
Tyrell Corporation Ltd	United Kingdom
Ultimate Events Limited	United Kingdom
Ultimate Square	United Kingdom
Uncle Post Production Limited	United Kingdom
United London Communications Ltd	United Kingdom
VAP Group Limited	United Kingdom
VAP International Communications Ltd	United Kingdom
Visual Art Productions (Oxford) Limited	United Kingdom
VML London Ltd	United Kingdom
Voluntarily United Creative Agencies Limited	United Kingdom
Warwicks UK Ltd	United Kingdom
Watershed Studio Ltd	United Kingdom
Wessenden Products Ltd	United Kingdom
Westbourne Terrace Management Services Ltd	United Kingdom
WG Consulting Healthcare Ltd	United Kingdom
Wildfire Word of Mouth Limited	United Kingdom
Wire & Plastic Products Limited	United Kingdom
Wise Conclusion	United Kingdom
WOW Factory Ltd (The)	United Kingdom
WPP 1177	United Kingdom
WPP 1178	United Kingdom
WPP 2005 Limited	United Kingdom
WPP 2008 Ltd	United Kingdom
WPP 2318 Ltd	United Kingdom
WPP 2323 Limited	United Kingdom
WPP 2709 Limited	United Kingdom
WPP 2828 Ltd	United Kingdom
WPP AMC Holdings	United Kingdom
WPP ATTICUS	United Kingdom
WPP Beans Limited	United Kingdom
WPP Brandz	United Kingdom
WPP Cap Limited	United Kingdom
WPP Communications Ltd	United Kingdom
WPP COMPETE	United Kingdom
WPP Consulting Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP CP Finance plc	United Kingdom
WPP Das Limited	United Kingdom
WPP Direct Ltd	United Kingdom
WPP Dotcom Holdings (Eight)	United Kingdom
WPP Dotcom Holdings (Eleven)	United Kingdom
WPP Dotcom Holdings (Fifteen)	United Kingdom
WPP Dotcom Holdings (Five)	United Kingdom
WPP Dotcom Holdings (Four)	United Kingdom
WPP Dotcom Holdings (Fourteen)	United Kingdom
WPP Dotcom Holdings (Nineteen)	United Kingdom
WPP Dotcom Holdings (One)	United Kingdom
WPP Dotcom Holdings (Seven)	United Kingdom
WPP Dotcom Holdings (Seventeen)	United Kingdom
WPP Dotcom Holdings (Six)	United Kingdom
WPP Dotcom Holdings (Sixteen)	United Kingdom
WPP Dotcom Holdings (Ten)	United Kingdom
WPP Dotcom Holdings (Thirteen)	United Kingdom
WPP Dotcom Holdings (Three)	United Kingdom
WPP Dotcom Holdings (Twelve)	United Kingdom
WPP Dotcom Holdings (Twenty)	United Kingdom
WPP Dotcom Holdings (Two)	United Kingdom
WPP Dutch Holdings Ltd	United Kingdom
WPP Enterprise Ltd	United Kingdom
WPP Finance (UK)	United Kingdom
WPP Finance Co. Limited	United Kingdom
WPP Finance One plc	United Kingdom
WPP Flame	United Kingdom
WPP Global	United Kingdom
WPP Group (Nominees) Limited	United Kingdom
WPP Group (UK) Ltd	United Kingdom
WPP Group Holdings Ltd	United Kingdom
WPP Group Nominees Five Limited	United Kingdom
WPP Group Nominees Four Limited	United Kingdom
WPP Group Nominees One Limited	United Kingdom
WPP Group Nominees Three Limited	United Kingdom
WPP Group Nominees Two Limited	United Kingdom
WPP GUSA UK	United Kingdom
WPP Headline	United Kingdom
WPP India Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Insight Ltd	United Kingdom
WPP Investments Ltd	United Kingdom
WPP James Holdings Ltd	United Kingdom
WPP Jargon Ltd	United Kingdom
WPP Knowledge	United Kingdom
WPP LN Limited	United Kingdom
WPP Madrid Square Limited	United Kingdom
WPP Magic Limited	United Kingdom
WPP Marketing Communications Holdings Limited	United Kingdom
WPP Marketing Communications Spain	United Kingdom
WPP Montreal Ltd	United Kingdom
WPP Netherlands PLC	United Kingdom
WPP No. 2337 Limited	United Kingdom
WPP No. 2356 Limited	United Kingdom
WPP North Atlantic Limited	United Kingdom
WPP Ottawa Ltd	United Kingdom
WPP Pearls Limited	United Kingdom
WPP Pension Trustees Limited	United Kingdom
WPP Phoenix 2004	United Kingdom
WPP Phoenix Limited	United Kingdom
WPP Phoenix Two Limited	United Kingdom
WPP PREDICTIONS	United Kingdom
WPP Rasor UK	United Kingdom
WPP Rocky Ltd	United Kingdom
WPP Sparkle Limited	United Kingdom
WPP Sparky Limited	United Kingdom
WPP Spike Limited	United Kingdom
WPP Toronto Ltd	United Kingdom
WPP Unicorn Limited	United Kingdom
WPP Vancouver Ltd	United Kingdom
WPP.Com Ltd	United Kingdom
Wunderman Cato Johnson Nominees Limited	United Kingdom
Wunderman Limited	United Kingdom
XM	United Kingdom
XMSS Limited	United Kingdom
Y & R Brazilian Holdings Limited	United Kingdom
Yes Solutions UK Ltd	United Kingdom
Young & Rubicam Brands US Holdings	United Kingdom
Young & Rubicam Development (Holdings) Limited	United Kingdom
Young & Rubicam Europe Ltd	United Kingdom
Young & Rubicam Group Ltd	United Kingdom
Young & Rubicam Holdings (UK) Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANIZED
Young & Rubicam Investments LP	United Kingdom
Young & Rubicam Pension Trustees Limited	United Kingdom
Despatch S.A.	Uruguay
J. Walter Thompson Uruguaya S.A.	Uruguay
Young & Rubicam S.A.	Uruguay
141 Coimbra Publicidad, C.A.	Venezuela
Burson Marsteller de Venezuela CA	Venezuela
Grey Advertising de Venezuela, C.A.	Venezuela
J Walter Thompson de Venezuela C.A.	Venezuela
LatinPanel Venezuela C.A.	Venezuela
MindShare, C.A.	Venezuela
Ogilvy & Mather Andina C.A.	Venezuela
Servicios Portland de Venezuela C.A.	Venezuela
Bates 141 Vietnam Ltd	Vietnam
Dentsu Young & Rubicam Vietnam Limited	Vietnam
Grey Global Group Vietnam Co. Ltd	Vietnam
Millward Brown Vietnam Company Limited	Vietnam
NFO Vietnam Ltd	Vietnam
Ogilvy & Mather Vietnam Ltd	Vietnam
Taylor Nelson Sofres Vietnam Pte Limited	Vietnam
WPP Marketing Communications Vietnam Company Limited	Vietnam
WPP Media Ltd	Vietnam
Impact Market Management Ltd	Virgin Islands, British
Infinitude Holdings Ltd	Virgin Islands, British